UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
30 September 2019
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Preferred Securities and Income Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.
Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 22, 2019

Portfolio Managers’
Comments
Nuveen Preferred Securities and Income Fund
The Nuveen Preferred Securities and Income Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.
Here Doug and Brenda discuss economic and financial markets, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2019.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 1.9%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in September 2019 from 3.7% in September 2018 and job gains averaged around 179,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in September 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended September 30, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in August 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.0%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period. Additionally, although the Fed’s September 2019 interest rate forecast suggested there would be no more rate cuts in the remainder of 2019, subsequent to the close of the reporting period, the Fed voted to trim rates at its October policy meeting.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods. Subsequent to the close of the reporting period, the two sides appeared closer to a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The European Union (EU) extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. Subsequent to the close of the reporting period, the EU approved a “flextension” to January 31, 2020 while Prime Minister Johnson called for a December general election. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the European Union. However, following the unexpected resignation of the prime minister in August, the newly formed coalition government appeared to take a less antagonist stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and after the reporting period closed, the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected. In the U.K., the possibility of a no-deal Brexit initially increased under new Prime Minister Boris Johnson, but Parliament voted for a bill to prevent that outcome. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
While returns for the preferred market were negative for the first three months of the reporting period, performance rebounded substantially as the reporting period progressed. The ICE BofAML U.S. All Capital Securities Index returned 10.6% for the reporting period. Within the preferred market, $25 par preferred securities and Contingent Capital Securities (CoCos) outperformed $1,000 par securities. Notwithstanding geopolitical headlines related to Brexit, the non-U.S. segment market surprisingly outperformed its U.S. counterpart. In addition, net supply in both the preferred security and CoCo markets were greater than expected during the reporting period.
How did the Fund perform during the twelve-month reporting period ended September 30, 2019?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2019. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the ICE BofAML U. S. All Capital Securities Index and the Custom Benchmark Index but outperformed the Lipper classification. A more detailed discussion of the Fund’s relative performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2019 and how did these strategies influence performance?
The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing at least 80% of the sum of its net assets in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.
The Fund may also invest in income producing securities that are not preferred securities. These include CoCos, which are hybrid securities, issued primarily by non-U.S. financial institutions, that have loss absorption mechanisms benefitting the issuer built into their terms. These loss absorption mechanisms may include automatic conversion into the issuer’s common stock or an automatic write down of the security’s principal amount upon the occurrence of a specified trigger or event. In addition, although the Fund will invest primarily in preferred securities and CoCos, it may invest up to 20% of its net assets, in the aggregate, in corporate debt securities, U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities) and taxable municipal securities.
We employ an investment process that incorporates a top-down methodology to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also implementing a bottom-up approach that includes fundamental credit research, security structure evaluation, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par preferred securities, $25 par preferred securities, CoCos and other income producing securities. In an effort to capitalize on the inefficiencies between different investor segments within this universe, we tactically and strategically shift capital between the $25 par preferred exchange-listed market, the $1,000 par preferred over-the-counter market, and the CoCos market. Periods of volatility may drive notably different valuations between these three markets, as will periods when valuations trend in one direction for an extended period of time. Discrepancies between these markets often are related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply and investor flows may also influence the relative valuations between $25 par preferred exchange listed structures, $1,000 par preferred over-the-counter structures and CoCos.
While returns for the asset class were negative for a brief period early in the reporting period, performance rebounded substantially for the entire twelve-month reporting period. In our opinion, performance during the reporting period closely tracked investor flows, with significant investor outflows during the first three months of the reporting period, followed by strong inflows over the ensuing nine months. A general risk-off tone within the financial markets during the fourth quarter 2018 seemed to be the initial catalyst for outflows from credit markets in general, including the preferred securities market. Unfortunately for the preferred securities market, these flows were later exacerbated by aggressive tax-loss harvesting as we approached the end of 2018. Close to $6 billion exited the Morningstar preferred open-end fund and exchange-traded fund (ETF) category during 2018, almost all of which occurred during the fourth quarter. We were confident that aggressive tax-loss harvesting by U.S. retail investors was the primary reason behind the 2018 outflows, given the timing being so close to calendar year-end. Subsequent sizeable inflows starting the finals days of 2018, and quickly gaining momentum in early 2019, further supported the thesis that indeed tax-loss harvesting had driven flows and not something more fundamental in nature. Of particular note, net supply in both the preferred security and CoCo markets was greater than expected during the reporting period, making twelve-month reporting period performance even more impressive. Banks and other issuers sought to take advantage of precipitous drop in interest rates and a lowering in credit spreads during the reporting period to tap the new issue market. While much of the new issuance, especially out of the bank sector, ultimately will be used to refinance existing deals, for the short term net supply was meaningfully more positive than expected.
During the twelve-month reporting period ended September 30, 2019, we incorporated several themes within the Fund relative to its benchmark, including; an overweight to the $1,000 par preferred security side of the market, an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate), an overweight to U.S.-domiciled issuers and an underweight to CoCos.
With respect to the domestic preferred security market, we held the view that $25 par preferred securities were overvalued versus $1,000 par preferred securities. However, during the reporting period, the option adjusted spread (OAS) gap between the two market segments crept wider, with the difference causing $25 par preferred securities to appear increasingly less attractive versus $1,000 par preferred securities. This difference in OAS was significantly wider at end of the reporting period versus the beginning of the reporting period.

Portfolio Managers’ Comments (continued)
In addition to relative value, the overweight to $1,000 par preferred securities allowed us to position the Fund defensively against a rising interest rate environment. We continued to feel that positioning defensively against rising rates should prove beneficial over time, especially given today’s absolute low level of interest rates and the punitive effect rising interest rates can have on longer maturity fixed income securities. In addition to standard interest rate risk, commonly known as duration risk, preferred securities and CoCo investors also have exposure to duration extension risk. Duration extension risk is the risk that the duration of callable fixed-rate coupon securities extends when rising interest rates decrease the likelihood of a security being called. Regrettably, this dynamic increases a bond’s interest rate sensitivity at the most inopportune time, when interest rates increase. Fortunately, we can actively manage duration and duration extension risk by allocating to securities that have coupons with reset features, including floating rate, fixed-to-floating rate and fixed-to-fixed rate. These securities should have lower duration profiles than comparable fixed-rate coupon securities. They also should mitigate duration extension risk inherent to callable fixed-rate coupon structures. Non-fixed-rate coupon structures are far more common in the $1,000 par preferred and the CoCo segments of the market. As a result, our overweight to $1,000 par preferred securities sought to capitalize on the more compelling relative value opportunity between $25 par preferred and $1,000 par preferred securities, as well as to position defensively against rising interest rates. As of the end of the reporting period, the Fund had an approximate 88% allocation to securities with coupons that have reset features, compared to approximately 74% exposure in the Custom Benchmark Index. Unfortunately, and as a result of the previously discussed relative change in OAS between the $25 par and $1,000 par preferred markets during the reporting period, the Fund’s overweight to $1,000 par preferred structures detracted modestly from relative performance.
During the reporting period, we maintained a relative overweight to U.S.-domiciled issuers. Within the Fund’s U.S. versus non-U.S. allocation, the overweight to U.S. issuers was due in large part to a continued underweight to CoCos, all of which are non-U.S. exposure. At the end of the reporting period, the Fund had an allocation of around 30% to CoCos, below the 40% allocation within the Custom Benchmark Index. Despite continued geopolitical headlines related to Brexit, CoCo’s outperformed the U.S. preferred securities market. The probability of a no-deal Brexit, the worst case scenario, decreased materially during the reporting period, disproportionately benefiting the CoCo segment of our market. That being said, there is still moderate risk of a no-deal Brexit which likely would have material negative implications for both the United Kingom (UK) and non-UK European economies. During the reporting period, we continued to monitor the dynamic Brexit situation closely, and to manage risk within the Fund accordingly.
With respect to interest rate risk, the Fund ended the reporting period with an effective duration that was approximately 0.6 years longer than the Custom Blended Index’s effective duration. This difference is slightly larger than at the beginning of the reporting period when the Fund’s effective duration was approximately 0.2 years longer than the index. Part of the reason for the Fund’s slightly longer duration profile stemmed from our intent to avoid most securities that trade at a negative yield to call. Quite often these securities are callable in the near future, and thus they have relatively short effective duration profiles. As a result of actively avoiding these securities, the Fund would have a slightly longer effective duration relative to the Custom Blended Index. With respect to the absolute levels of effective durations for both the Fund and the Custom Blended Index, as well as the relative changes in the effective durations during the reporting period, we were not surprised that the effective durations decreased for both, and that the effective duration for the index decreased relatively more than for the Fund. First, given the significant drop in interest rates during the reporting period, effective durations for preferred and CoCo securities should have decreased to some degree given virtually all of these structures are callable. Lower rates should increase the likelihood of callable securities being redeemed at their next call date, resulting in a lower effective duration. Second, given the greater proportion of fixed-rate coupon structures within the Custom Blended Index, the Custom Blended Index’s effective duration should respond to a relatively greater degree to changes in interest rates compared to the Fund. Versus the Fund, we therefore expect the effective duration of the Custom Blended Index to decrease at a greater magnitude in response to falling interest rates and to the contrary increase to a greater degree in response to rising interest rates.
During the twelve-month reporting period, the Fund held a modest interest rate swap position intended to reduce the duration of the overall portfolio. During the reporting period interest rates decreased and as a result the swap position detracted slightly from performance. The Fund also invested in interest rate futures during the reporting period to reduce the duration of the overall portfolio. The interest rate futures detracted from performance during the reporting period.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Preferred Securities and Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of September 30, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	8.45%	5.59%	8.72%
Class A Shares at maximum Offering Price	3.27%	4.58%	8.19%
ICE BofAML U.S. All Capital Securities Index	10.55%	6.37%	8.36%
Custom Benchmark Index	10.90%	7.16%	7.77%
Lipper Flexible Income Funds Classification Average	6.76%	4.21%	6.79%
Class C Shares	7.54%	4.80%	7.90%
Class R3 Shares	8.10%	5.32%	8.45%
Class I Shares	8.66%	5.86%	9.00%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	8.77%	6.63%
Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.03%	1.78%	1.27%	0.71%	0.78%

Growth of an Assumed $10,000 Investment as of September 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
*     The ICE BofAML U.S. All Capital Securities Index is the Fund's current broad-based market index used for Fund performance presentations. The inception of the ICE BofAML U.S. All Capital Securities Index was 3/31/12, and the performance shown for that Index is its own for the period after that date, with prior performance for that Index being represented by the Fund's previous broad-based market index, the ICE BofAML Fixed Rate Preferred Securities Index.

Yields    as of September 30, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Dividend Yield	4.98%	4.50%	4.99%	5.57%	5.47%
SEC 30-Day Yield	4.15%	3.61%	4.11%	4.69%	4.61%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of September 30, 2019
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen Preferred Securities and Income Fund
Fund Allocation (% of net assets)
$1,000 Par (or similar) Institutional Preferred	46.8%
Contingent Capital Securities	30.3%
$25 Par (or similar) Retail Preferred	20.1%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Issuers (% of net assets)
JPMorgan Chase & Co	4.2%
Credit Suisse Group AG	3.7%
Citigroup Inc	3.7%
Credit Agricole SA	3.3%
UBS Group AG	3.2%
Portfolio Composition (% of net assets)
Banks	52.3%
Insurance	13.2%
Capital Markets	9.6%
Food Products	4.7%
Other	17.4%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Bond Credit Quality (% of total long-term investments)
A	0.6%
BBB	57.2%
BB or Lower	39.7%
N/R (not rated)	2.5%
Total	100%
Country Allocation[2] (% of net assets)
United States	58.6%
United Kingdom	11.0%
France	8.0%
Switzerland	7.2%
Spain	3.2%
Australia	3.1%
Netherlands	2.2%
Canada	1.4%
Italy	1.3%
Ireland	1.2%
Other	1.8%
Other Assets Less Liabilities	1.0%
Net Assets	100%
1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.
2	Includes 0.7% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2019.
The beginning of the period is April 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,065.20	$1,060.74	$1,063.64	$1,066.81	$1,066.47
Expenses Incurred During the Period	$ 5.28	$ 9.14	$ 6.57	$ 3.58	$ 3.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.19	$1,018.70	$1,021.61	$1,021.21
Expenses Incurred During the Period	$ 5.16	$ 8.95	$ 6.43	$ 3.50	$ 3.90
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27%, 0.69% and 0.77% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Nuveen Investment Trust V:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Preferred Securities and Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
November 26, 2019

Nuveen Preferred Securities and Income Fund
Portfolio of Investments    September 30, 2019
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 97.2%
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 46.8%
	Automobiles – 1.1%
45,129	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	$ 43,662,307
	Banks – 20.6%
10,945	Bank of America Corp	6.250%	N/A (3)	BBB-	11,908,160
35,126	Bank of America Corp	6.500%	N/A (3)	BBB-	39,077,675
33,095	Bank of America Corp	6.300%	N/A (3)	BBB-	37,231,875
8,595	Bank of America Corp	6.100%	N/A (3)	BBB-	9,390,038
6,696	Barclays Bank PLC, 144A	10.179%	6/12/21	A-	7,488,407
57,760	BB&T Corp	4.800%	N/A (3)	Baa1	57,759,422
15,300	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	17,136,000
11,141	CIT Group Inc.	5.800%	N/A (3)	Ba3	11,308,115
41,647	Citigroup Inc	5.950%	N/A (3)	BB+	44,094,594
9,065	Citigroup Inc	6.300%	N/A (3)	BB+	9,629,931
28,385	Citigroup Inc	5.000%	N/A (3)	BB+	28,731,297
24,757	Citigroup Inc	6.125%	N/A (3)	Ba1	25,450,196
21,936	Citigroup Inc.	6.250%	N/A (3)	BB+	24,431,220
10,425	Citizens Financial Group Inc	5.500%	N/A (3)	BB+	10,503,188
23,995	CoBank ACB, 144A	6.250%	N/A (3)	BBB+	25,614,662
8,015	Commerzbank AG, 144A	8.125%	9/19/23	BBB	9,346,997
18,350	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	20,368,500
6,580	First Union Capital II	7.950%	11/15/29	Baa1	9,010,386
10,248	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB+	16,601,760
15,799	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.470% spread), (4)	5.736%	N/A (3)	Baa2	15,873,050
28,185	JPMorgan Chase & Co	5.300%	N/A (3)	Baa2	28,465,723
36,200	JPMorgan Chase & Co	5.000%	N/A (3)	Baa2	37,195,500
6,250	JPMorgan Chase & Co	6.100%	N/A (3)	Baa2	6,776,250
68,141	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	75,636,510
13,797	KeyCorp	5.000%	N/A (3)	Baa3	14,262,649
9,815	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	11,778,000
14,176	M&T Bank Corp	5.125%	N/A (3)	Baa2	14,884,800
6,746	M&T Bank Corp	6.450%	N/A (3)	Baa2	7,353,140
13,855	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	14,374,562
13,457	PNC Financial Services Group Inc.	6.750%	N/A (3)	Baa2	14,355,928
13,817	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	BBB-	19,067,460
13,361	SunTrust Banks Inc	5.050%	N/A (3)	Baa3	13,520,798

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
6,100	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (4)	3.450%	N/A (3)	A3	$5,215,500
18,995	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	19,066,231
9,817	Wells Fargo & Co, (3-Month LIBOR reference rate + 3.770% spread), (4)	5.889%	N/A (3)	Baa2	9,939,713
11,420	Wells Fargo & Co	5.900%	N/A (3)	Baa2	12,258,656
52,167	Wells Fargo & Co	5.875%	N/A (3)	Baa2	57,498,467
3,305	Zions Bancorp NA	7.200%	N/A (3)	BB+	3,618,975
	Total Banks				796,224,335
	Capital Markets – 2.5%
2,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	3,032,438
45,545	Goldman Sachs Group Inc	5.375%	N/A (3)	Ba1	45,886,587
20,060	Goldman Sachs Group Inc	5.500%	N/A (3)	Ba1	21,063,000
22,425	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	23,546,250
2,300	State Street Corp	5.250%	N/A (3)	Baa1	2,340,250
	Total Capital Markets				95,868,525
	Commercial Services & Supplies – 0.7%
26,191	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	28,286,280
	Consumer Finance – 1.5%
13,690	American Express Co	5.200%	N/A (3)	Baa2	13,690,000
6,927	American Express Co	4.900%	N/A (3)	Baa2	6,931,849
18,609	Capital One Financial Corp	5.550%	N/A (3)	Baa3	18,823,003
18,230	Discover Financial Services	5.500%	N/A (3)	Ba2	18,490,142
	Total Consumer Finance				57,934,994
	Diversified Financial Services – 1.8%
3,955	Citigroup Capital III	7.625%	12/01/36	Baa3	5,441,234
32,650	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	33,792,750
27,257	ILFC E-Capital Trust II, 144A	4.020%	12/21/65	Ba1	19,000,855
10,677	Voya Financial Inc	6.125%	N/A (3)	BBB-	11,317,620
	Total Diversified Financial Services				69,552,459
	Electric Utilities – 1.5%
11,255	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	11,522,306
42,603	Emera Inc.	6.750%	6/15/76	BBB-	46,756,793
	Total Electric Utilities				58,279,099
	Equity Real Estate Investment Trust – 1.1%
36,932	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (3)	BB+	40,255,880
	Food Products – 2.8%
14,500	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	14,065,000
23,768	Land O' Lakes Inc., 144A	7.000%	N/A (3)	BB	22,460,760
39,970	Land O' Lakes Inc., 144A	7.250%	N/A (3)	BB	37,971,500

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    September 30, 2019
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Food Products (continued)
33,390	Land O' Lakes Inc., 144A	8.000%	N/A (3)	BB	$ 33,556,950
	Total Food Products				108,054,210
	Independent Power & Renewable Electricity Producers – 0.1%
5,055	AES Gener SA, 144A	7.125%	3/26/79	BB	5,307,750
	Industrial Conglomerates – 2.3%
94,334	General Electric Co	5.000%	N/A (3)	BBB-	89,499,382
	Insurance – 8.5%
8,670	Aegon NV	5.500%	4/11/48	Baa1	9,255,225
18,305	American International Group Inc	5.750%	4/01/48	Baa2	19,576,466
37,666	Assurant Inc	7.000%	3/27/48	BB+	41,997,590
89,240	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	89,686,200
19,740	MetLife Inc, 144A	9.250%	4/08/38	BBB	28,672,350
8,329	MetLife Inc	5.250%	N/A (3)	BBB	8,422,701
11,126	MetLife Inc	5.875%	N/A (3)	BBB	12,043,895
32,465	Provident Financing Trust I	7.405%	3/15/38	Baa3	37,984,050
49,943	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	55,636,502
13,090	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	14,399,000
9,600	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	10,596,000
	Total Insurance				328,269,979
	Metals & Mining – 0.5%
11,673	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	12,093,228
5,005	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	5,849,594
	Total Metals & Mining				17,942,822
	Multi-Utilities – 1.0%
25,108	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	26,426,170
11,710	NiSource Inc	5.650%	N/A (3)	BBB-	11,768,550
	Total Multi-Utilities				38,194,720
	Oil, Gas & Consumable Fuels – 0.1%
5,150	Transcanada Trust	5.500%	9/15/79	BBB	5,309,805
	U.S. Agency – 0.2%
6,770	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB	7,203,369
	Wireless Telecommunication Services – 0.5%
15,369	Vodafone Group PLC	7.000%	4/04/79	BB+	17,673,559
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,732,505,853)				1,807,519,475

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES – 30.3%
	Banks – 26.0%
$ 15,162	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$16,791,915
12,400	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	12,623,200
51,825	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	49,687,219
10,550	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (3)	BB	10,761,106
21,000	Banco Santander SA, Reg S	7.500%	N/A (3)	Ba1	22,646,526
30,375	Barclays PLC	7.750%	N/A (3)	BB+	31,610,351
48,757	Barclays PLC, Reg S	7.875%	N/A (3)	BB+	51,560,527
49,396	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB-	55,200,030
10,165	BNP Paribas SA, 144A	6.750%	N/A (3)	BBB-	10,750,097
11,545	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB-	12,165,544
7,800	Commerzbank AG, Reg S	7.000%	N/A (3)	BB	8,024,250
42,903	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB-	47,836,845
66,612	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB-	78,352,365
14,650	HSBC Holdings PLC	6.375%	N/A (3)	BBB	15,373,417
30,790	HSBC Holdings PLC	6.375%	N/A (3)	BBB	32,637,400
20,565	ING Groep NV	6.500%	N/A (3)	BBB-	21,589,137
12,990	ING Groep NV	5.750%	N/A (3)	BBB-	13,084,178
10,516	ING Groep NV, Reg S	6.875%	N/A (3)	BBB-	11,049,750
19,375	ING Groep NV, Reg S	6.750%	N/A (3)	BBB-	20,343,750
27,171	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB-	28,291,804
6,325	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	6,744,031
80,181	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	85,962,050
15,370	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	Ba1	15,466,063
15,675	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB	16,870,219
34,809	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	BB+	38,394,327
31,226	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	BB+	33,438,362
12,196	Societe Generale SA, 144A	6.750%	N/A (3)	BB+	12,424,675
7,935	Societe Generale SA, 144A	7.375%	N/A (3)	BB+	8,348,414
15,255	Societe Generale SA, 144A	8.000%	N/A (3)	BB+	17,180,944
35,990	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	38,914,187
24,630	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	26,015,437
27,744	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	29,980,721
20,655	UBS Group Funding Switzerland AG, 144A	7.000%	N/A (3)	BBB-	21,935,610
70,977	UBS Group Funding Switzerland AG, Reg S	7.000%	N/A (3)	BBB-	77,829,687
22,288	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	23,136,549
935,803	Total Banks				1,003,020,687
	Capital Markets – 4.3%
36,390	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	38,891,813
19,200	Credit Suisse Group AG, 144A	6.375%	N/A (3)	Ba2	19,872,000
36,355	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB	38,899,850

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    September 30, 2019
Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value
	Capital Markets (continued)
$ 41,153	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	$45,474,065
21,390	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (3)	BBB-	22,890,114
154,488	Total Capital Markets				166,027,842
$ 1,090,291	Total Contingent Capital Securities ($1,130,282,770)				1,169,048,529

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 20.1%
	Banks – 5.7%
138,081	Citigroup Inc.	7.125%	BB+	$3,921,500
571,286	CoBank ACB, 144A, (6)	6.250%	BBB+	59,985,030
141,737	CoBank ACB, (6)	6.200%	BBB+	15,059,556
451,610	Farm Credit Bank of Texas, 144A, (6)	6.750%	Baa1	48,435,173
596,706	Fifth Third Bancorp	6.625%	Baa3	16,707,768
544,036	Huntington Bancshares Inc.	6.250%	Baa3	14,308,147
280,000	Huntington Bancshares Inc/OH, (6)	5.003%	Baa3	5,732,190
206,560	KeyCorp	6.125%	Baa3	5,938,600
904,186	Regions Financial Corp	6.375%	BB+	25,145,413
332,100	Regions Financial Corp	5.700%	BB+	9,395,109
582,300	Synovus Financial Corp	5.875%	BB-	15,535,764
	Total Banks			220,164,250
	Capital Markets – 2.8%
261,300	Goldman Sachs Group Inc	5.500%	Ba1	6,995,001
1,027,613	Morgan Stanley	7.125%	BB+	29,492,493
544,709	Morgan Stanley	6.875%	BB+	15,262,746
1,341,833	Morgan Stanley	5.850%	BB+	36,632,041
360,900	Morgan Stanley	6.375%	BB+	10,083,546
303,157	State Street Corp	5.350%	Baa1	8,112,481
	Total Capital Markets			106,578,308
	Consumer Finance – 0.5%
808,736	GMAC Capital Trust I	7.943%	BB-	21,196,971
	Diversified Financial Services – 2.0%
403,738	AgriBank FCB, (6)	6.875%	BBB+	43,199,966
1,179,251	Voya Financial Inc	5.350%	BBB-	32,370,440
	Total Diversified Financial Services			75,570,406
	Food Products – 1.9%
12,881	CHS Inc	7.500%	N/R	351,651
506,287	CHS Inc.	7.875%	N/R	13,796,321
1,357,707	CHS Inc.	7.100%	N/R	36,128,583
470,500	CHS Inc.	6.750%	N/R	12,383,560

Shares	Description (1)	Coupon	Ratings (2)	Value
	Food Products (continued)
53,000	Dairy Farmers of America Inc, 144A, (6)	7.875%	BB+	$5,300,000
66,700	Dairy Farmers of America Inc, 144A, (6)	7.875%	BB+	6,670,000
	Total Food Products			74,630,115
	Insurance – 4.7%
563,168	Allstate Corp	5.100%	BBB	14,788,792
1,239,023	Aspen Insurance Holdings Ltd	5.950%	BBB-	35,002,400
567,415	Aspen Insurance Holdings Ltd	5.625%	BBB-	14,820,880
706,800	Athene Holding Ltd	6.350%	BBB-	19,889,352
483,905	Axis Capital Holdings Ltd	5.500%	BBB	12,465,393
253,091	Delphi Financial Group Inc, (6)	5.348%	BBB-	5,757,820
546,700	Enstar Group Ltd	7.000%	BB+	14,826,504
201,165	Globe Life Inc	6.125%	BBB+	5,401,280
855,566	Maiden Holdings North America Ltd	7.750%	N/R	18,736,895
403,257	PartnerRe Ltd	7.250%	BBB	10,932,297
268,907	Reinsurance Group of America Inc	6.200%	BBB+	7,419,144
807,896	Reinsurance Group of America Inc	5.750%	BBB+	22,863,457
	Total Insurance			182,904,214
	Mortgage Real Estate Investment Trust – 0.1%
210,254	Wells Fargo Real Estate Investment Corp	6.375%	BBB	5,344,657
	Oil, Gas & Consumable Fuels – 0.9%
352,700	NuStar Energy LP	8.500%	B1	8,433,057
290,000	NuStar Energy LP	7.625%	B1	6,119,000
808,295	NuStar Logistics LP	8.735%	B1	20,926,757
	Total Oil, Gas & Consumable Fuels			35,478,814
	Thrifts & Mortgage Finance – 1.2%
400,000	Federal Agricultural Mortgage Corp	6.000%	N/R	10,760,000
1,260,639	New York Community Bancorp Inc	6.375%	Ba1	35,108,796
	Total Thrifts & Mortgage Finance			45,868,796
	Trading Companies & Distributors – 0.3%
367,800	Air Lease Corp	6.150%	BB+	10,125,534
	Total $25 Par (or similar) Retail Preferred (cost $741,386,680)			777,862,065
	Total Long-Term Investments (cost $3,604,175,303)			3,754,430,069

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    September 30, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.8%
	REPURCHASE AGREEMENTS – 1.8%
$ 69,210	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/19, repurchase price $69,211,778, collateralized $62,350,000 U.S. Treasury Notes, 2.750%, due 11/15/42, value $70,595,975	0.850%	10/01/19	$ 69,210,144
	Total Short-Term Investments (cost $69,210,144)			69,210,144
	Total Investments (cost $3,673,385,447) – 99.0%			3,823,640,213
	Other Assets Less Liabilities – 1.0% (7)			37,160,083
	Net Assets – 100%			$ 3,860,800,296
Investments in Derivatives
Interest Rate Swaps - OTC Cleared
Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$80,000,000	Receive	3-Month LIBOR	2.474%	Semi-Annually	7/13/16	7/13/21	$(1,150,645)	$(1,150,645)	$6,624
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Perpetual security. Maturity date is not applicable.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
LIBOR	London Inter-Bank Offered Rate
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2019

Assets
Long-term investments, at value (cost $3,604,175,303)	$3,754,430,069
Short-term investments, at value (cost approximates value)	69,210,144
Cash collateral at brokers for investments in swaps(1)	674,083
Receivable for:
Dividends	4,819,304
Interest	37,274,963
Investments sold	3,254,000
Reclaims	20,925
Shares sold	9,838,913
Variation margin on swap contracts	6,624
Other assets	223,710
Total assets	3,879,752,735
Liabilities
Cash overdraft	134
Payable for:
Dividends	2,292,882
Investments purchased	2,094,521
Shares redeemed	10,888,920
Accrued expenses:
Management fees	2,037,146
Trustees fees	177,712
12b-1 distribution and service fees	297,123
Other	1,164,001
Total liabilities	18,952,439
Net assets	$3,860,800,296

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

Class A Shares
Net assets	$ 416,289,352
Shares outstanding	24,195,078
Net asset value ("NAV") per share	$ 17.21
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 18.07
Class C Shares
Net assets	$ 260,290,113
Shares outstanding	15,120,045
NAV and offering price per share	$ 17.21
Class R3 Shares
Net assets	$ 1,322,219
Shares outstanding	76,345
NAV and offering price per share	$ 17.32
Class R6 Shares
Net assets	$ 382,299,496
Shares outstanding	22,164,747
NAV and offering price per share	$ 17.25
Class I Shares
Net assets	$2,800,599,116
Shares outstanding	162,664,533
NAV and offering price per share	$ 17.22
Fund level net assets consist of:
Capital paid-in	$3,830,417,664
Total distributable earnings	30,382,632
Fund level net assets	$3,860,800,296
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended September 30, 2019

Investment Income
Dividends	$ 53,871,013
Interest	171,430,740
Total investment income	225,301,753
Expenses
Management fees	22,810,856
12b-1 service fees - Class A Shares	919,742
12b-1 distibution and service fees - Class C Shares	2,562,632
12b-1 distibution and service fees - Class R3 Shares	7,387
Shareholder servicing agent fees	2,705,506
Custodian fees	342,376
Professional fees	176,511
Trustees fees	97,090
Shareholder reporting expenses	361,371
Federal and state registration fees	187,562
Other	269,303
Total expenses	30,440,336
Net investment income (loss)	194,861,417
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(78,165,641)
Futures contracts	(1,348,169)
Swaps	94,148
Change in net unrealized appreciation (depreciation) of:
Investments	149,377,892
Swaps	(2,329,728)
Net realized and unrealized gain (loss)	67,628,502
Net increase (decrease) in net assets from operations	$262,489,919
See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 9/30/19	Year Ended 9/30/18
Operations
Net investment income (loss)	$ 194,861,417	$ 217,658,008
Net realized gain (loss) from:
Investments	(78,165,641)	(26,936,638)
Futures contracts	(1,348,169)	—
Swaps	94,148	131,572
Change in net unrealized appreciation (depreciation) of:
Investments	149,377,892	(206,554,525)
Swaps	(2,329,728)	3,015,154
Net increase (decrease) in net assets from operations	262,489,919	(12,686,429)
Distributions to Shareholders
Dividends:
Class A Shares	(19,904,558)	(22,844,911)
Class C Shares	(12,011,153)	(13,093,744)
Class R3 Shares	(76,364)	(141,889)
Class R6 Shares	(23,157,756)	(27,481,895)
Class I Shares	(138,696,216)	(153,708,936)
Class T Shares(1)	—	(1,285)
Decrease in net assets from distributions to shareholders	(193,846,047)	(217,272,660)
Fund Share Transactions
Proceeds from sale of shares	1,462,956,293	2,379,797,317
Proceeds from shares issued to shareholders due to reinvestment of distributions	167,439,726	174,874,130
	1,630,396,019	2,554,671,447
Cost of shares redeemed	(1,822,614,743)	(2,132,973,661)
Net increase (decrease) in net assets from Fund share transactions	(192,218,724)	421,697,786
Net increase (decrease) in net assets	(123,574,852)	191,738,697
Net assets at the beginning of period	3,984,375,148	3,792,636,451
Net assets at the end of period	$ 3,860,800,296	$ 3,984,375,148

(1)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.

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Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2019	$16.75	$0.90	$ 0.46	$ 1.36	$(0.90)	$ —	$(0.90)	$17.21
2018	17.72	0.90	(0.97)	(0.07)	(0.90)	—	(0.90)	16.75
2017	17.14	0.90	0.62	1.52	(0.94)	—	(0.94)	17.72
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
Class C (12/06)
2019	16.77	0.78	0.44	1.22	(0.78)	—	(0.78)	17.21
2018	17.73	0.77	(0.96)	(0.19)	(0.77)	—	(0.77)	16.77
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
Class R3 (09/09)
2019	16.87	0.87	0.44	1.31	(0.86)	—	(0.86)	17.32
2018	17.84	0.84	(0.94)	(0.10)	(0.87)	—	(0.87)	16.87
2017	17.26	0.86	0.62	1.48	(0.90)	—	(0.90)	17.84
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
Class R6 (06/16)
2019	16.79	0.95	0.46	1.41	(0.95)	—	(0.95)	17.25
2018	17.74	0.97	(0.97)	—	(0.95)	—	(0.95)	16.79
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
2016(e)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2019	16.77	0.95	0.44	1.39	(0.94)	—	(0.94)	17.22
2018	17.73	0.94	(0.95)	(0.01)	(0.95)	—	(0.95)	16.77
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.45%	$ 416,289	1.03%	5.44%	34%
(0.39)	383,353	1.03	5.20	30
9.11	458,980	1.04	5.19	9
7.96	492,911	1.07	5.46	15
3.16	408,922	1.06	5.54	18

7.54	260,290	1.79	4.69	34
(1.07)	276,059	1.78	4.47	30
8.31	291,647	1.79	4.46	9
7.08	262,685	1.82	4.72	15
2.44	208,404	1.81	4.79	18

8.10	1,322	1.29	5.20	34
(0.59)	1,662	1.27	4.81	30
8.82	2,412	1.28	4.92	9
7.67	2,048	1.32	5.18	15
2.93	2,680	1.31	5.28	18

8.77	382,299	0.70	5.73	34
(0.01)	673,119	0.71	5.63	30
9.42	4,021	0.72	5.51	9
3.54	6,498	0.75*	5.25*	15

8.66	2,800,599	0.78	5.69	34
(0.09)	2,650,158	0.78	5.47	30
9.43	3,035,551	0.78	5.47	9
8.16	1,783,432	0.82	5.72	15
3.47	1,038,316	0.81	5.79	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is September 30, 2019, and the period covered by the these Notes to Financial Statements is the fiscal year ended September 30, 2019 (the "current fiscal period").
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
United Kingdom	$ 424,325,809	11.0%
France	309,831,407	8.0
Switzerland	276,389,139	7.2
Spain	125,212,825	3.2
Australia	120,236,302	3.1
Netherlands	86,254,337	2.2
Canada	52,066,598	1.4
Italy	51,428,353	1.3
Ireland	47,287,135	1.2
Other	68,619,334	1.8
Total non-U.S. securities	$1,561,651,239	40.4%
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Notes to Financial Statements (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Tem Investments*:
$1,000 Par (or similar) Institutional Preferred	$ —	$1,807,519,475	$ —	$1,807,519,475
Contingent Capital Securities	—	1,169,048,529	—	1,169,048,529
$25 Par (or similar) Retail Preferred	630,922,296	146,939,769**	—	777,862,065
Short-Term Investments:
Repurchase Agreements	—	69,210,144	—	69,210,144
Investments in Derivatives:
Interest Rate Swaps***	—	(1,150,645)	—	(1,150,645)
Total	$630,922,296	$3,191,567,272	$ —	$3,822,489,568

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$69,210,144	$(69,210,144)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $1,167,207,084 and $1,361,700,764, respectively.

Notes to Financial Statements (continued)
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund invested in interest rate futures to reduce the duration of its preferred stock portfolio.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$ —

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not have any future contacts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(1,348,169)	$ –
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps."
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund invested in interest rate swap contracts to reduce the duration of its preferred stock portfolio.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was a follows:

Average notional amount of interest rate swap contracts outstanding*	$80,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	Receivable for variation marginon swap contracts**	$(1,150,645)	—	$ —
**     Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$94,148	$(2,329,728)
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 9/30/19		Year Ended 9/30/18
	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,986,571	$ 149,491,839	10,138,690	$ 176,761,399
Class A – automatic conversion of Class C Shares	820	13,773	—	—
Class C	2,228,579	37,188,468	3,239,721	56,341,028
Class R3	30,152	502,278	357,133	6,351,468
Class R6	5,882,752	98,134,662	47,186,510	820,470,746
Class I	70,834,997	1,177,625,273	76,138,335	1,319,872,676
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,091,552	18,143,666	1,207,113	20,775,046
Class C	653,328	10,851,902	683,590	11,756,318
Class R3	2,686	44,821	6,179	107,685
Class R6	1,392,365	23,115,441	864,503	14,554,284
Class I	6,930,431	115,283,896	7,421,679	127,680,797
Class T(1)	—	—	—	—
	98,034,233	1,630,396,019	147,243,453	2,554,671,447
Shares redeemed:
Class A	(8,764,202)	(143,998,368)	(14,372,871)	(248,544,287)
Class C	(4,225,172)	(69,839,611)	(3,908,665)	(67,199,559)
Class C – automatic conversion to Class A Shares	(819)	(13,773)	—	—
Class R3	(55,037)	(913,720)	(399,959)	(6,967,066)
Class R6	(25,202,118)	(409,595,351)	(8,185,952)	(139,866,712)
Class I	(73,169,804)	(1,198,231,283)	(96,738,747)	(1,670,396,037)
Class T(1)	(1,424)	(22,637)	—	—
	(111,418,576)	(1,822,614,743)	(123,606,194)	(2,132,973,661)
Net increase (decrease)	(13,384,343)	$ (192,218,724)	23,637,259	$ 421,697,786

(1)	Class T Shares were not available for public offering.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.

Tax cost of investments	$3,668,688,459
Gross unrealized:
Appreciation	$ 166,962,793
Depreciation	(12,011,039)
Net unrealized appreciation (depreciation) of investments	$ 154,951,754

Tax cost of swaps	$ —
Net unrealized appreciation (depreciation) of swaps	(1,150,645)
Permanent differences, primarily due to treatment of notional principal contracts, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2019, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1,2]	$ —
Undistributed net long-term capital gains	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2019 through September 30, 2019, and paid on October 1, 2019.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended September 30, 2019 and September 30, 2018 was designated for purposes of the dividends paid deduction as follows:
2019
Distributions from net ordinary income[2]	$195,049,031
Distributions from net long-term capital gains	—

2018
Distributions from net ordinary income[2]	$215,891,739
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2019, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$ 45,128,808
Long-term	61,203,288
Total	$106,332,096
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250

Notes to Financial Statements (continued)
Average Daily Net Assets	Fund-Level Fee Rate
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were recognized into funds advised by an affiliate of the Advisor during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2019, the complex-level fee rate for the Fund was 0.1570%.
The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,216,470
Paid to financial intermediaries (Unaudited)	1,092,580
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$491,633

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$317,150
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$52,842
8.  Borrowings Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was a follows:

Maximum outstanding balance	$87,300,000
During the Fund's utilization period during the currrent fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Utilization period (days outstanding)	42
Average daily balance outstanding	$35,696,434
Average annual interest rate	3.45%

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of DRD	44.3%
% of QDI	87.6%
The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2019:

% of Interest-Related Dividends	14.9%
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how The fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Custom Benchmark Index: An index that is comprised of a 60% weighting in the ICE BofAML U.S. All Capital Securities Index and a 40% weighting in the ICE BofAML Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Glossary of Terms Used in this Report (Unaudited) (continued)
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.
ICE BofAML Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.
ICE BofAML U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub- advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub- advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2018, as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the third quartile for the three- and five-year periods. In addition, the Fund’s performance was below the performance of its benchmark for the one- , three- and five-year periods. The Board noted the Fund’s relative peer performance improved in the first quarter of 2019 with the Fund ranking in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods ended March 29, 2019. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2018), including the permanent expense cap applicable to the Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Trustees and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-INV5-0919P1000802-INV-B-11/20

Mutual Funds
30 September 2019
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R6	Class I
Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.
Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 22, 2019

4

Portfolio Managers’
Comments
Nuveen NWQ Flexible Income Fund
The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.
Here they discuss economic and market conditions, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2019.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 1.9%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in September 2019 from 3.7% in September 2018 and job gains averaged around 179,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in September 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended September 30, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in August 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.0%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period. Additionally, although the Fed’s September 2019 interest rate forecast suggested there would be no more rate cuts in the remainder of 2019, subsequent to the close of the reporting period, the Fed voted to trim rates at its October policy meeting.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods. Subsequent to the close of the reporting period, the two sides appeared closer to a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The European Union (EU) extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. Subsequent to the close of the reporting period, the EU approved a “flextension” to January 31, 2020 while Prime Minister Johnson called for a December general election. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the European Union. However, following the unexpected resignation of the prime minister in August, the newly formed coalition government appeared to take a less antagonist stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and after the reporting period closed, the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected. In the U.K., the possibility of a no-deal Brexit initially increased under new Prime Minister Boris Johnson, but Parliament voted for a bill to prevent that outcome. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
During the reporting period, the investment grade bond market as measured by the ICE BofAML U.S. Corporate Index returned 12.9% for the reporting period. Notably, the investment grade corporate bond market new issuance declined 14% year over year in the first half of 2019 but caught pace with a large third quarter to become flat year over year taking total issuance in 2019 to $1 trillion. High Yield bonds as measured by the ICE BofAML U.S. High Yield Index performed well, returning 6.3% for the reporting period. After underperforming the first half of the reporting period, the preferred securities market rebounded as measured by the ICE BofAML Fixed Rate Preferred Securities Index which returned 10.1%. Preferreds performed very well as investors sought yield to offset the decline of global interest rates. Preferreds outperformed high yield bonds and modestly underperformed investment grade bonds. Equity markets experienced heightened volatility due to the uncertain future of the both domestic and global economy and continuing trade tensions during the reporting period. The Russell 1000® Value Index returned 4.0%.
How did the Fund perform during the twelve-month reporting period ended September 30, 2019?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended September 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV).
During the twelve-month reporting period, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofAML U.S. 50% Corporate and 50% High Yield Index, but outperformed the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.
6

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2019?
The Fund seeks to provide current income and positive risk-adjusted capital appreciation by investing in corporate securities across the capital structure based on the team’s assessment of relative value and risk. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.
The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.
At the end of the reporting period, the Fund had approximately 33.5% in non-investment grade bonds, 21.8% in preferred stock, 21.7% in investment grade bonds, 10.9% in equities and 7.7% in convertibles. All asset classes we invested in positively contributed to performance. All industries contributed positively, with the industrials industry leading performance.
The top contributor to performance for the reporting period was FirstEnergy Corp. common stock. During the reporting period, the company announced a $2.5 billion equity raise, which helped de-risk the balance sheet and should cover all planned equity issuance until the end of 2020. The company also announced that several high profile investors were joining the company’s restructuring advisory group and will help negotiate the company’s exit from its restructuring and focus on the company's capital plan. We believe the pro-forma company represents compelling value in a sector that generally lacks value and believe the company’s transition to a regulated utility will crystalize the valuation disconnect and force market recognition. Also contributing to performance was technology sector holding, Cypress Semiconductor Corp, which saw strong price appreciation following the announcement of Infineon's acquisition in an all-cash deal. Lastly, Entergy Corp contributed to performance. After beating earnings expectations for three quarters in 2018 and despite missing earnings expectations for the first two quarters in 2019, the company posted strong financial results and rising dividend income distributions during the reporting period.
Positions that detracted from performance included the high yield bonds of Dean Foods Company. Earnings came in weaker than expected and the deleveraging effort proved to be much tougher than expected. Driver shortage and higher fuel costs had an outsized negative impact due to the short shelf life of fluid milk. We eliminated the position during the reporting period. On November 12, 2019, subsequent to the end of the reporting period, Dean Foods filed for Chapter 11 bankruptcy protection. In addition, our equity position in Bank of N.T. Butterfield & Son Limited detracted from performance. The company announced disappointing earnings during the reporting period which led to a significant sell-off. We eliminated the position during the reporting period. Lastly, Equitrans Midstream Corp common stock was another detractor from portfolio performance. The company's key growth project, the Mountain Valley Pipeline, remained stuck in regulatory limbo and low gas prices forced producers to cut back production. We believe the pipeline construction project will ultimately be completed, but timing is still a key source of uncertainty. We continued to hold the position.
During the period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during the period.
7

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
9

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Flexible Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of September 30, 2019
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.69%	5.53%	8.11%
Class A Shares at maximum Offering Price	3.53%	4.51%	7.57%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.68%
ICE BofAML U.S. 50% Corporate and 50% High Yield Index	9.57%	5.05%	6.59%
Lipper Flexible Income Funds Classification Average	6.76%	4.21%	6.76%
Class C Shares	7.85%	4.73%	7.30%
Class I Shares	8.91%	5.78%	8.39%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	9.03%	7.29%
Since inception returns for Class A, Class C and Class I Shares, and for the comparative indexes and Lipper classification average, are from 12/09/09. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.08%	1.83%	0.75%	0.83%
Net Expense Ratios	0.96%	1.71%	0.64%	0.71%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2021, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
10

Growth of an Assumed $10,000 Investment as of September 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
11

Yields    as of September 30, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.64%	4.14%	5.19%	5.11%
SEC 30-Day Yield - Subsidized	3.73%	3.17%	4.23%	4.17%
SEC 30-Day Yield - Unsubsidized	3.65%	3.08%	4.16%	4.08%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
12

Holding Summaries    as of September 30, 2019
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen NWQ Flexible Income Fund
Fund Allocation (% of net assets)
Corporate Bonds	55.2%
$1,000 Par (or similar) Institutional Preferred	13.2%
Common Stocks	10.9%
$25 Par (or similar) Retail Preferred	8.6%
Convertible Preferred Securities	5.1%
Convertible Bonds	2.2%
Structured Notes	1.2%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Top Five Issuers (% of net assets)
Viacom Inc.	2.2%
Citigroup Inc.	2.1%
Hewlett Packard Enterprise Co	2.0%
Wells Fargo & Co	2.0%
Bank of America Corp	1.9%
Portfolio Composition (% of net assets)
Banks	11.0%
Electric Utilities	6.5%
Media	6.0%
Oil, Gas & Consumable Fuels	4.8%
Chemicals	4.1%
Equity Real Estate Investment Trust	3.8%
Semiconductors & Semiconductor Equipment	3.8%
Machinery	3.7%
Technology Hardware, Storage & Peripherals	3.7%
Multi-Utilities	3.3%
Capital Markets	3.2%
Consumer Finance	3.2%
Metals & Mining	2.8%
Pharmaceuticals	2.7%
Insurance	2.7%
Independent Power & Renewable Electricity Producers	2.7%
Health Care Providers & Services	2.5%
Food Products	2.4%
Automobiles	2.1%
Hotels, Restaurants & Leisure	1.9%
Other	18.3%
Structured Notes	1.2%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	1.7%
Net Assets	100%
Bond Credit Quality (% of total fixed income investments)
AA	0.5%
A	3.4%
BBB	35.5%
BB or Lower	53.2%
N/R (not rated)	7.4%
Total	100%
13

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2019.
The beginning of the period is April 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,070.20	$1,065.90	$1,072.10	$1,071.50
Expenses Incurred During the Period	$ 4.98	$ 8.86	$ 3.38	$ 3.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.26	$1,016.50	$1,021.81	$1,021.51
Expenses Incurred During the Period	$ 4.86	$ 8.64	$ 3.29	$ 3.60
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.96%, 1.71%, 0.65%, and 0.71% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
14

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Investment Trust V:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen NWQ Flexible Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
November 26, 2019
15

Nuveen NWQ Flexible Income Fund
Portfolio of Investments    September 30, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 96.4%
	CORPORATE BONDS – 55.2%
	Air Freight & Logistics – 0.8%
$ 11,262	XPO Logistics Inc., 144A	6.500%	6/15/22	BB-	$ 11,459,085
	Auto Components – 1.9%
8,595	American Axle & Manufacturing Inc.	6.250%	4/01/25	B	8,315,663
5,825	American Axle & Manufacturing Inc.	6.500%	4/01/27	B	5,541,031
11,854	Cooper-Standard Automotive Inc., 144A	5.625%	11/15/26	B1	10,801,957
2,000	Dana Financing Luxembourg Sarl, 144A	5.750%	4/15/25	BB+	2,041,700
28,274	Total Auto Components				26,700,351
	Automobiles – 1.6%
3,950	Ford Motor Co	7.450%	7/16/31	BBB	4,531,797
15,430	General Motors Co	6.600%	4/01/36	BBB	17,683,931
19,380	Total Automobiles				22,215,728
	Banks – 1.4%
11,050	Ally Financial Inc.	8.000%	3/15/20	BBB-	11,284,149
7,225	CIT Group Inc.	6.125%	3/09/28	Ba1	8,435,188
18,275	Total Banks				19,719,337
	Beverages – 0.6%
6,585	Anheuser-Busch InBev Finance Inc.	4.900%	2/01/46	A-	7,901,259
	Capital Markets – 1.3%
11,650	Donnelley Financial Solutions Inc.	8.250%	10/15/24	B	12,086,875
5,090	Raymond James Financial Inc.	4.950%	7/15/46	BBB+	6,085,461
16,740	Total Capital Markets				18,172,336
	Chemicals – 4.1%
7,550	Ashland LLC	6.875%	5/15/43	BB	8,663,625
17,335	Blue Cube Spinco LLC	9.750%	10/15/23	BB+	18,895,150
600	Blue Cube Spinco LLC	10.000%	10/15/25	BB+	671,603
4,965	CVR Partners LP / CVR Nitrogen Finance Corp, 144A	9.250%	6/15/23	B+	5,176,012
4,425	Olin Corp	5.000%	2/01/30	BB+	4,432,080
20,514	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc., 144A	5.375%	9/01/25	BB-	19,924,222
55,389	Total Chemicals				57,762,692
	Communications Equipment – 1.3%
5,775	Cisco Systems Inc.	3.000%	6/15/22	AA-	5,962,664
8,725	ViaSat Inc., 144A	5.625%	9/15/25	B	8,790,438
16

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Communications Equipment (continued)
$ 3,200	ViaSat Inc., 144A	5.625%	4/15/27	BB+	$ 3,360,000
17,700	Total Communications Equipment				18,113,102
	Consumer Finance – 1.4%
1,670	Ally Financial Inc.	7.500%	9/15/20	BB+	1,745,484
17,350	Navient Corp	8.000%	3/25/20	BB	17,697,000
19,020	Total Consumer Finance				19,442,484
	Containers & Packaging – 1.1%
13,199	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	15,442,830
	Diversified Financial Services – 0.2%
2,442	Ford Motor Credit Co LLC	8.125%	1/15/20	BBB	2,482,385
	Diversified Telecommunication Services – 0.9%
11,950	CenturyLink Inc.	7.650%	3/15/42	BB	11,621,375
871	Qwest Corp	6.875%	9/15/33	Baa2	871,090
12,821	Total Diversified Telecommunication Services				12,492,465
	Electric Utilities – 0.8%
5,850	Edison International	5.750%	6/15/27	BBB-	6,574,876
4,900	Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB	5,045,432
10,750	Total Electric Utilities				11,620,308
	Electronic Equipment, Instruments & Components – 1.3%
8,665	Itron Inc., 144A	5.000%	1/15/26	BB-	8,927,549
8,825	Tech Data Corp	4.950%	2/15/27	BBB-	9,473,494
17,490	Total Electronic Equipment, Instruments & Components				18,401,043
	Entertainment – 0.4%
5,400	Liberty Interactive LLC	8.500%	7/15/29	BB	5,751,000
	Equity Real Estate Investment Trust – 1.6%
10,655	HAT Holdings I LLC / HAT Holdings II LLC, 144A	5.250%	7/15/24	BB+	11,201,069
10,400	Office Properties Income Trust	4.500%	2/01/25	BBB-	10,723,878
21,055	Total Equity Real Estate Investment Trust				21,924,947
	Food & Staples Retailing – 1.0%
8,798	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	6.625%	6/15/24	BB-	9,215,905
4,275	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	BB-	4,755,937
13,073	Total Food & Staples Retailing				13,971,842
	Health Care Equipment & Supplies – 0.5%
6,625	Avantor Inc., 144A	9.000%	10/01/25	BB	7,444,844
17

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Health Care Providers & Services – 2.5%
$ 9,850	Centene Corp, 144A	5.375%	6/01/26	BB+	$10,317,875
7,867	Encompass Health Corp	5.750%	11/01/24	B+	7,949,210
5,875	HCA Inc.	7.500%	2/15/22	Ba2	6,511,262
10,320	MEDNAX Inc., 144A	6.250%	1/15/27	BBB-	10,241,878
33,912	Total Health Care Providers & Services				35,020,225
	Hotels, Restaurants & Leisure – 1.9%
11,600	McDonald's Corp	4.875%	12/09/45	BBB+	14,052,814
6,330	Twin River Worldwide Holdings Inc., 144A	6.750%	6/01/27	B	6,646,500
5,825	Wynn Resorts Ltd, 144A	5.125%	10/01/29	BB	6,104,018
23,755	Total Hotels, Restaurants & Leisure				26,803,332
	Independent Power & Renewable Electricity Producers – 1.1%
14,283	Vistra Energy Corp	7.625%	11/01/24	BB	14,872,174
	Machinery – 3.7%
9,506	ATS Automation Tooling Systems Inc., 144A	6.500%	6/15/23	B+	9,814,945
11,475	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	12,106,125
6,650	Harsco Corp, 144A	5.750%	7/31/27	Ba2	6,924,645
9,555	Stevens Holding Co Inc., 144A	6.125%	10/01/26	B+	10,164,131
12,789	Terex Corp, 144A	5.625%	2/01/25	BB	13,124,711
49,975	Total Machinery				52,134,557
	Media – 5.1%
6,211	Altice Financing SA, 144A	7.500%	5/15/26	B+	6,599,125
7,075	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	BB	7,340,313
8,250	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	B	8,547,412
3,050	DISH DBS Corp	6.750%	6/01/21	B1	3,209,515
6,235	DISH DBS Corp	7.750%	7/01/26	B1	6,353,465
8,867	Nexstar Broadcasting Inc., 144A	5.625%	8/01/24	B	9,229,217
23,704	Viacom Inc.	6.875%	4/30/36	BBB	30,430,522
63,392	Total Media				71,709,569
	Metals & Mining – 2.7%
3,900	AK Steel Corporation	7.500%	7/15/23	B1	3,919,500
3,440	AK Steel Corporation	7.000%	3/15/27	B-	2,945,500
5,300	ArcelorMittal	7.000%	10/15/39	BBB-	6,421,903
5,971	First Quantum Minerals Ltd, 144A	7.000%	2/15/21	B	6,019,514
5,250	Southern Copper Corp	5.875%	4/23/45	BBB+	6,365,447
8,575	United States Steel Corp	6.875%	8/15/25	B	7,738,938
6,350	United States Steel Corp	6.250%	3/15/26	B3	5,334,000
38,786	Total Metals & Mining				38,744,802
18

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multiline Retail – 1.5%
$ 22,144	Nordstrom Inc.	5.000%	1/15/44	BBB+	$ 20,625,527
	Oil, Gas & Consumable Fuels – 3.3%
13,299	Enviva Partners LP / Enviva Partners Finance Corp	8.500%	11/01/21	BB-	13,598,227
14,359	EQM Midstream Partners LP	5.500%	7/15/28	BBB-	14,363,690
8,510	EQM Midstream Partners LP	6.500%	7/15/48	BBB-	8,207,848
9,525	Phillips 66	4.650%	11/15/34	A3	11,002,801
45,693	Total Oil, Gas & Consumable Fuels				47,172,566
	Real Estate Management & Development – 0.9%
6,610	Greystar Real Estate Partners LLC, 144A	5.750%	12/01/25	BB-	6,800,038
5,215	Kennedy-Wilson Inc.	5.875%	4/01/24	BB	5,350,277
11,825	Total Real Estate Management & Development				12,150,315
	Road & Rail – 0.7%
10,108	XPO CNW Inc.	6.700%	5/01/34	B+	9,905,840
	Semiconductors & Semiconductor Equipment – 3.3%
11,225	Amkor Technology Inc., 144A	6.625%	9/15/27	BB	12,235,250
6,550	Broadcom Corp / Broadcom Cayman Finance Ltd	3.875%	1/15/27	BBB-	6,583,858
7,040	Broadcom Inc., 144A	4.750%	4/15/29	BBB-	7,441,191
5,375	Lam Research Corp	4.875%	3/15/49	A3	6,575,539
6,725	Qorvo Inc.	5.500%	7/15/26	BB+	7,103,281
6,550	Versum Materials Inc., 144A	5.500%	9/30/24	BB+	6,975,750
43,465	Total Semiconductors & Semiconductor Equipment				46,914,869
	Software – 0.3%
4,797	Symantec Corp	4.200%	9/15/20	Baa3	4,857,034
	Specialty Retail – 0.9%
800	L Brands Inc.	6.950%	3/01/33	Ba2	636,000
13,806	L Brands Inc.	6.875%	11/01/35	Ba1	11,990,511
14,606	Total Specialty Retail				12,626,511
	Technology Hardware, Storage & Peripherals – 3.7%
9,562	GCI LLC	6.875%	4/15/25	B	10,064,005
24,169	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	28,249,504
13,145	Seagate HDD Cayman	4.875%	6/01/27	Baa3	13,573,633
46,876	Total Technology Hardware, Storage & Peripherals				51,887,142
	Tobacco – 1.0%
12,475	Altria Group Inc.	5.800%	2/14/39	A3	14,465,977
	Trading Companies & Distributors – 0.4%
5,624	Univar USA Inc., 144A	6.750%	7/15/23	BB	5,715,390
$ 737,196	Total Corporate Bonds (cost $752,819,113)				776,623,868

19

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.2%
	Automobiles – 0.5%
$ 6,800	General Motors Financial Co Inc.	6.500%	N/A (3)	BB+	$ 6,834,000
	Banks – 6.7%
11,626	Bank of America Corp	6.500%	N/A (3)	BBB-	12,933,925
3,965	Bank of America Corp	6.300%	N/A (3)	BBB-	4,460,625
7,725	CIT Group Inc.	5.800%	N/A (3)	Ba3	7,840,875
21,855	Citigroup Inc.	6.250%	N/A (3)	BB+	24,341,006
1,325	Citigroup Inc.	5.800%	N/A (3)	BB+	1,325,994
11,225	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	12,459,750
4,000	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	4,800,000
13,123	PNC Financial Services Group Inc.	6.750%	N/A (3)	Baa2	13,999,617
5,925	Wells Fargo & Co	5.875%	N/A (3)	Baa2	6,530,535
4,883	Zions Bancorp NA	7.200%	N/A (3)	BB+	5,346,885
85,652	Total Banks				94,039,212
	Capital Markets – 0.4%
6,175	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	6,483,750
	Consumer Finance – 0.5%
6,460	Capital One Financial Corp	5.550%	N/A (3)	Baa3	6,534,290
	Electric Utilities – 2.5%
18,995	Emera Inc.	6.750%	6/15/76	BBB-	20,847,012
12,940	NextEra Energy Capital Holdings Inc.	5.650%	5/01/79	BBB	14,061,287
31,935	Total Electric Utilities				34,908,299
	Food Products – 1.2%
5,200	Land O' Lakes Inc., 144A	7.000%	N/A (3)	BB	4,914,000
3,400	Land O' Lakes Inc., 144A	7.250%	N/A (3)	BB	3,230,000
8,967	Land O' Lakes Inc., 144A	8.000%	N/A (3)	BB	9,011,835
17,567	Total Food Products				17,155,835
	Insurance – 1.0%
10,255	Liberty Mutual Group Inc., 144A	7.800%	3/15/37	Baa3	13,587,875
	Oil, Gas & Consumable Fuels – 0.4%
5,550	Transcanada Trust	5.875%	8/15/76	BBB	5,871,123
$ 170,394	Total $1,000 Par (or similar) Institutional Preferred (cost $181,473,312)				185,414,384

Shares	Description (1)	Value
COMMON STOCKS – 10.9%
Airlines – 0.2%
55,300	Delta Air Lines Inc.	$ 3,185,280
20

Shares	Description (1)	Value
	Biotechnology – 0.4%
91,900	Gilead Sciences Inc.	$ 5,824,622
	Capital Markets – 0.5%
325,184	Ares Capital Corp	6,059,804
	Electric Utilities – 2.8%
62,700	Entergy Corp	7,358,472
49,564	Evergy Inc.	3,298,980
298,800	FirstEnergy Corp	14,411,124
62,347	NextEra Energy Inc.	14,526,227
	Total Electric Utilities	39,594,803
	Equity Real Estate Investment Trust – 1.4%
67,256	Apartment Investment & Management Co, Class A	3,506,728
543,300	MGM Growth Properties LLC	16,326,165
	Total Equity Real Estate Investment Trust	19,832,893
	Independent Power & Renewable Electricity Producers – 0.8%
392,382	Vistra Energy Corp	10,488,371
	Industrial Conglomerates – 0.4%
102,625	Siemens AG, Sponsored ADR, (4)	5,499,161
	Insurance – 0.2%
65,150	CNA Financial Corp	3,208,637
	Oil, Gas & Consumable Fuels – 1.1%
383,900	Enterprise Products Partners LP, (5)	10,971,862
254,600	Equitrans Midstream Corp	3,704,430
	Total Oil, Gas & Consumable Fuels	14,676,292
	Pharmaceuticals – 2.7%
296,700	AstraZeneca PLC, Sponsored ADR	13,223,919
213,700	Bristol-Myers Squibb Co	10,836,727
335,400	GlaxoSmithKline PLC, Sponsored ADR	14,314,872
	Total Pharmaceuticals	38,375,518
	Specialty Retail – 0.4%
1,166,700	Kingfisher PLC, Sponsored ADR, (4)	5,921,002
	Total Common Stocks (cost $139,006,263)	152,666,383

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 8.6%
	Banks – 0.7%
157,154	Citigroup Inc.	7.125%	BB+	$ 4,463,173
21

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2019
Shares	Description (1)	Coupon	Ratings (2)	Value
	Banks (continued)
212,390	Huntington Bancshares Inc.	6.250%	Baa3	$ 5,585,857
	Total Banks			10,049,030
	Capital Markets – 1.0%
361,823	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	8,955,119
160,481	Morgan Stanley	7.125%	BB+	4,605,805
30,738	Morgan Stanley	6.375%	BB+	858,820
	Total Capital Markets			14,419,744
	Consumer Finance – 1.4%
42,331	Capital One Financial Corp	6.700%	Baa3	1,071,821
272,100	Capital One Financial Corp	5.000%	Baa3	6,794,337
422,089	GMAC Capital Trust I	7.943%	BB-	11,062,953
	Total Consumer Finance			18,929,111
	Electric Utilities – 0.4%
98,300	Southern Company	6.750%	BBB	5,260,033
	Equity Real Estate Investment Trust – 0.9%
120,884	Digital Realty Trust Inc.	6.625%	Baa3	3,219,141
160,775	National Storage Affiliates Trust	6.000%	N/R	4,275,007
189,821	VEREIT Inc.	6.700%	BB	4,811,962
	Total Equity Real Estate Investment Trust			12,306,110
	Food Products – 1.2%
63,115	CHS Inc.	7.875%	N/R	1,719,884
195,213	CHS Inc.	7.100%	N/R	5,194,618
384,432	CHS Inc.	6.750%	N/R	10,118,250
	Total Food Products			17,032,752
	Insurance – 1.5%
60,674	Argo Group US Inc.	6.500%	BBB-	1,554,468
365,900	Athene Holding Ltd	6.350%	BBB-	10,296,426
245,349	Enstar Group Ltd	7.000%	BB+	6,653,865
110,414	National General Holdings Corp	7.625%	N/R	2,927,075
	Total Insurance			21,431,834
	Multi-Utilities – 0.8%
416,100	Algonquin Power & Utilities Corp	6.200%	BB+	11,409,462
	Wireless Telecommunication Services – 0.7%
365,936	United States Cellular Corp	7.250%	Ba1	9,547,270
	Total $25 Par (or similar) Retail Preferred (cost $110,693,716)			120,385,346

Shares	Description (1)	Coupon	Ratings (2)	Value
CONVERTIBLE PREFERRED SECURITIES – 5.1%
22

Shares	Description (1)	Coupon	Ratings (2)	Value
	Banks – 2.1%
6,250	Bank of America Corp	7.250%	BBB-	$9,370,063
13,805	Wells Fargo & Co	7.500%	Baa2	21,017,974
	Total Banks			30,388,037
	Multi-Utilities – 2.5%
267,000	CenterPoint Energy Inc.	7.000%	N/R	13,953,420
177,800	Sempra Energy	6.750%	N/R	20,919,948
	Total Multi-Utilities			34,873,368
	Semiconductors & Semiconductor Equipment – 0.5%
6,900	Broadcom Inc.	8.000%	N/R	7,075,162
	Total Convertible Preferred Securities (cost $69,807,179)			72,336,567

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 2.2%
	Independent Power & Renewable Electricity Producers – 0.9%
$ 11,600	NextEra Energy Partners LP, 144A	1.500%	9/15/20	N/R	$ 12,174,300
	Media – 0.9%
17,871	Liberty Interactive LLC	4.000%	11/15/29	BB	12,866,803
	Wireless Telecommunication Services – 0.4%
8,893	Liberty Interactive LLC	3.750%	2/15/30	BB	6,303,286
$ 38,364	Total Convertible Bonds (cost $30,537,885)				31,344,389

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 1.2%
61,650	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Broadcom Inc. (Cap 115.50% of Issue Price), 144A , (4)	10.000%	$280.9170	$324.4591	2/20/20	$ 17,164,822
	Total Structured Notes (cost $17,542,501)					17,164,822
	Total Long-Term Investments (cost $1,301,879,969)					1,355,935,759

23

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    September 30, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%
	REPURCHASE AGREEMENTS – 1.9%
$ 26,650	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/19, repurchase price $26,650,817, collateralized $24,530,000 U.S. Treasury Notes, 2.875%, due 5/15/28, value $27,185,642	0.850%	10/01/19	$ 26,650,188
	Total Short-Term Investments (cost $26,650,188)			26,650,188
	Total Investments (cost $1,328,530,157) – 98.3%			1,382,585,947
	Other Assets Less Liabilities – 1.7%			24,323,774
	Net Assets – 100%			$1,406,909,721
24

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Perpetual security. Maturity date is not applicable.
(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
25

Statement of Assets and Liabilities
September 30, 2019

Assets
Long-term investments, at value (cost $1,301,879,969)	$1,355,935,759
Short-term investments, at value (cost approximates value)	26,650,188
Cash	13,475,454
Receivable for:
Dividends	1,141,801
Interest	16,024,516
Investments sold	4,539,072
Reclaims	81,189
Shares sold	8,597,572
Other assets	85,597
Total assets	1,426,531,148
Liabilities
Payable for:
Dividends	18,693
Investments purchased	15,177,276
Shares redeemed	3,078,173
Accrued expenses:
Management fees	663,057
Trustees fees	25,965
12b-1 distribution and service fees	223,957
Other	434,306
Total liabilities	19,621,427
Net assets	$1,406,909,721

Class A Shares
Net assets	$ 221,484,175
Shares outstanding	10,040,418
Net asset value ("NAV") per share	$ 22.06
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 23.16
Class C Shares
Net assets	$ 223,363,734
Shares outstanding	10,146,320
NAV and offering price per share	$ 22.01
Class R6 Shares
Net assets	$ 649,189
Shares outstanding	29,242
NAV and offering price per share	$ 22.20
Class I Shares
Net assets	$ 961,412,623
Shares outstanding	43,536,440
NAV and offering price per share	$ 22.08
Fund level net assets consist of:
Capital paid-in	$1,379,033,727
Total distributable earnings	27,875,994
Fund level net assets	$1,406,909,721
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
26

Statement of Operations
Year Ended September 30, 2019

Investment Income
Dividends	$ 16,760,068
Interest	48,969,175
Tax withheld	(52,972)
Total investment income	65,676,271
Expenses
Management fees	7,688,440
12b-1 service fees - Class A Shares	467,480
12b-1 distibution and service fees - Class C Shares	1,932,714
Shareholder servicing agent fees	825,236
Custodian fees	124,859
Professional fees	88,544
Trustees fees	31,803
Shareholder reporting expenses	145,708
Federal and state registration fees	189,459
Other	20,373
Total expenses before fee waiver/expense reimbursement	11,514,616
Fee waiver/expense reimbursement	(1,090,096)
Net expenses	10,424,520
Net investment income (loss)	55,251,751
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(14,555,147)
Options written	538,316
Change in net unrealized appreciation (depreciation) of:
Investments	61,010,111
Options written	6,427
Net realized and unrealized gain (loss)	46,999,707
Net increase (decrease) in net assets from operations	$102,251,458
See accompanying notes to financial statements.
27

Statement of Changes in Net Assets

	Year Ended 9/30/19	Year Ended 9/30/18
Operations
Net investment income (loss)	$ 55,251,751	$ 38,487,251
Net realized gain (loss) from:
Investments	(14,555,147)	5,763,299
Options written	538,316	212,725
Change in net unrealized appreciation (depreciation) of:
Investments	61,010,111	(25,304,815)
Options written	6,427	(6,427)
Net increase (decrease) in net assets from operations	102,251,458	19,152,033
Distributions to Shareholders
Dividends:
Class A Shares	(10,179,363)	(8,009,633)
Class C Shares	(9,082,564)	(7,249,250)
Class R6 Shares	(26,189)	(30,895)
Class I Shares	(42,532,751)	(29,048,839)
Class T Shares(1)	—	(1,334)
Decrease in net assets from distributions to shareholders	(61,820,867)	(44,339,951)
Fund Share Transactions
Proceeds from sale of shares	724,002,966	547,815,365
Proceeds from shares issued to shareholders due to reinvestment of distributions	61,544,787	43,817,357
	785,547,753	591,632,722
Cost of shares redeemed	(410,023,300)	(243,095,493)
Net increase (decrease) in net assets from Fund share transactions	375,524,453	348,537,229
Net increase (decrease) in net assets	415,955,044	323,349,311
Net assets at the beginning of period	990,954,677	667,605,366
Net assets at the end of period	$1,406,909,721	$ 990,954,677

(1)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.
28

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29

Financial Highlights
NWQ Flexible Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2019	$21.44	$1.02	$ 0.76	$ 1.78	$(1.16)	$ —	$(1.16)	$22.06
2018	22.13	1.01	(0.52)	0.49	(1.18)	—	(1.18)	21.44
2017	21.81	1.11	0.33	1.44	(1.12)	—	(1.12)	22.13
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
Class C (12/09)
2019	21.40	0.86	0.75	1.61	(1.00)	—	(1.00)	22.01
2018	22.08	0.85	(0.52)	0.33	(1.01)	—	(1.01)	21.40
2017	21.77	0.95	0.32	1.27	(0.96)	—	(0.96)	22.08
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
Class R6 (06/16)
2019	21.57	1.11	0.74	1.85	(1.22)	—	(1.22)	22.20
2018	22.19	1.13	(0.51)	0.62	(1.24)	—	(1.24)	21.57
2017	21.88	1.21	0.26	1.47	(1.16)	—	(1.16)	22.19
2016(e)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2019	21.47	1.08	0.74	1.82	(1.21)	—	(1.21)	22.08
2018	22.16	1.07	(0.53)	0.54	(1.23)	—	(1.23)	21.47
2017	21.84	1.17	0.33	1.50	(1.18)	—	(1.18)	22.16
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
30

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.69%	$221,484	1.06%	4.75%	0.96%	4.85%	24%
2.27	176,014	1.08	4.54	0.96	4.66	29
6.77	125,547	1.12	4.95	0.96	5.11	24
12.44	97,079	1.19	5.05	0.96	5.28	37
(1.94)	55,180	1.29	4.77	0.96	5.10	125

7.85	223,364	1.81	4.00	1.71	4.10	24
1.49	182,049	1.83	3.80	1.71	3.91	29
6.04	128,801	1.87	4.22	1.71	4.37	24
11.58	65,833	1.93	4.29	1.71	4.51	37
(2.70)	17,704	2.06	4.01	1.71	4.35	125

9.03	649	0.74	5.12	0.64	5.22	24
2.86	272	0.75	5.01	0.64	5.12	29
6.95	43	0.80	5.35	0.63	5.51	24
4.83	326	0.96*	7.40*	0.63*	7.74*	37

8.91	961,413	0.80	4.99	0.71	5.09	24
2.53	632,596	0.83	4.81	0.71	4.92	29
7.05	413,189	0.86	5.24	0.71	5.40	24
12.77	145,450	0.94	5.29	0.71	5.52	37
(1.74)	77,332	1.07	5.16	0.71	5.51	125
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.
31

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is September 30, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2019 (the "current fiscal period").
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
32

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2018-18, if any.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official
33

Notes to Financial Statements (continued)
Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter ("OTC") market are valued using an evaluated mean price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Tem Investments*:
Corporate Bonds	$ —	$ 776,623,868	$ —	$ 776,623,868
$1,000 Par (or similar) Institutional Preferred	—	185,414,384	—	185,414,384
Common Stocks	141,246,220	11,420,163**	—	152,666,383
$25 Par (or similar) Retail Preferred	120,385,346	—	—	120,385,346
Convertible Preferred Securities	72,336,567	—	—	72,336,567
Convertible Bonds	—	31,344,389	—	31,344,389
Structured Notes	—	17,164,822	—	17,164,822
Short-Term Investments:
Repurchase Agreements	—	26,650,188	—	26,650,188
Total	$333,968,133	$1,048,617,814	$ —	$1,382,585,947

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
34

4.  Portfolio Securities and Investments in Derivatives
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$26,650,188	$(26,650,188)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $618,622,960 and $269,838,887, respectively.
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Options Transactions
The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(3,527,140)
*     The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
35

Notes to Financial Statements (continued)
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options Written	$538,316	$6,427
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 9/30/19		Year Ended 9/30/18
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,812,688	$ 101,645,191	4,575,623	$ 99,387,269
Class A – automatic conversion of Class C Shares	3,720	79,015	2,357	50,472
Class C	3,605,301	76,116,627	3,819,774	82,811,718
Class R6	26,986	574,292	69,453	1,538,656
Class I	25,854,339	545,587,841	16,748,639	364,027,250
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	480,879	10,120,031	364,996	7,910,873
Class C	428,706	8,998,297	329,439	7,128,516
Class R6	1,168	24,740	1,338	29,431
Class I	2,008,445	42,401,719	1,325,030	28,748,537
Class T	—	—	—	—
	37,222,232	785,547,753	27,236,649	591,632,722
Shares redeemed:
Class A	(3,465,316)	(72,031,005)	(2,407,440)	(52,381,645)
Class C	(2,390,708)	(50,194,740)	(1,472,187)	(31,823,156)
Class C – automatic conversion to Class A Shares	(3,728)	(79,015)	(2,363)	(50,472)
Class R6	(11,500)	(240,488)	(60,140)	(1,306,095)
Class I	(13,796,296)	(287,454,855)	(7,252,639)	(157,534,125)
Class T	(1,134)	(23,197)	—	—
	(19,668,682)	(410,023,300)	(11,194,769)	(243,095,493)
Net increase (decrease)	17,553,550	$ 375,524,453	16,041,880	$ 348,537,229
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
36

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.

Tax cost of investments	$1,347,742,358
Gross unrealized:
Appreciation	$ 67,342,395
Depreciation	(32,498,806)
Net unrealized appreciation (depreciation) of investments	$ 34,843,589
Permanent differences, primarily due to bond premium amortization adjustments, paydowns, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2019, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1,2]	$15,081,173
Undistributed net long-term capital gains	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2019 through September 30, 2019 and paid October 1, 2019.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended September 30, 2019 and September 30, 2018 was designated for purposes of the dividends paid deduction as follows:
2019
Distributions from net ordinary income[2]	$60,226,966
Distributions from net long-term capital gains	—

2018
Distributions from net ordinary income	$43,032,618
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2019, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$ 7,691,470
Long-term	8,718,670
Total	$16,410,140
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
37

Notes to Financial Statements (continued)
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2019, the complex-level fee rate for the Fund was 0.1570%.
The Adviser has agreed to waive fees and/or reimburse expenses so that that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through July 31, 2021 (1.25% after July 31, 2021), of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,434,724
Paid to financial intermediaries (Unaudited)	1,278,065
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
38

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$797,364
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$668,021
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$52,562
As of the end of the reporting period, Nuveen owned 1,184 shares of Class R6.
8.  Borrowings Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
39

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East
Los Angeles, CA 90097
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of QDI	25.1%
% of DRD	21.0%
The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2019:

% of Interest-Related Dividends	64.3%
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how The fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
40

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
ICE BofAML Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofAML U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.
ICE BofAML U.S. High Yield Index: An unmanaged index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofAML U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
41

Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub- Advisory Agreement”) with NWQ Investment Management Company, LLC (the “Sub-Adviser”) pursuant to which the Sub- Adviser serves as the sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub- Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub- Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub- Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
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In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
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Annual Investment Management Agreement Approval Process (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2018, as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
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The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and first quartile for the three-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s
45

Annual Investment Management Agreement Approval Process (continued)
fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund- level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary and permanent expense caps applicable to the Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
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In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
47

Trustees and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159
49

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
50

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
51

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
52

Notes
53

Notes
54

Notes
55

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NFI-0919P1000785-INV-Y-11/20

Mutual Funds

30 September

2019

Nuveen Gresham Commodity Fund

Fund Name	Class A	Class C	Class I
Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

3

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.

Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

November 22, 2019

4

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

This Fund is managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Fund’s sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (NAM), each of which is an affiliate of Nuveen, LLC. Susan Wager, Randy Migdal and John Clarke from Gresham managed the Fund’s commodity investments and Wan-Chong Kung, CFA, and Chad Kemper, from NAM managed the Fund’s fixed income investments. Susan and Randy have managed the Fund since its inception on July 30, 2012, while Wan-Chong and Chad have managed the Fund since December 31, 2015. John Clarke has managed the Fund since March 18, 2016.

Effective October 28, 2019 (subsequent to the close of this reporting period), Susan Wager is no longer a portfolio manager.

Effective March 26, 2019, Wan-Chong is no longer a portfolio manager for the Fund.

Here the managers review general market conditions and trends, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2019.

What factors affected the U.S. economy and trends during the twelve-month reporting period ended September 30, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 1.9%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in September 2019 from 3.7% in September 2018 and job gains averaged around 179,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in September 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended September 30, 2019 before seasonal adjustment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods. Subsequent to the close of the reporting period, the two sides appeared closer to a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The European Union (EU) extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. Subsequent to the close of the reporting period, the EU approved a “flextension” to January 31, 2020, while Prime Minister Johnson called for a December general election. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the European Union. However, following the unexpected resignation of the prime minister in August, the newly formed coalition government appeared to take a less antagonist stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and after the reporting period closed, the Peronist ticket of Alberto Fernandez-Cristina Fernandez de Kirchner won as expected. In the U.K., the possibility of a no-deal Brexit initially increased under new Prime Minister Boris Johnson, but Parliament voted for a bill to prevent that outcome. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

The broad commodity market remained under pressure from macroeconomic headwinds, U.S. dollar strength and continued oversupply in some markets. Trade uncertainty exacerbated volatility across the commodities complex. Some commodities were directly in contention in the trade disputes, such as soybeans, cotton and hogs, while raw materials including crude oil and industrial metals bore an indirect economic impact as demand was expected to slow, especially from China, in the decelerating global economy.

Weakening demand expectations remained the overriding sentiment, even amid notable supply risks. Middle East tensions remained elevated, with Britain and Iran each seizing the other’s oil tankers and a drone attack on Saudi oil facilities temporarily halting half of the country’s output. The U.S. increased its sanctions on Venezuela and Iran, stifling their oil output, while the Organization of the Petroleum Exporting Countries and its allies maintained their production cuts. Also during the reporting period, regions of the U.S. experienced record or near-record rain and flooding, affecting planting, livestock and refinery operations. The African swine fever virus reduced China’s hog population by a third and, by the end of the reporting period, had reportedly spread to nearby Asian countries.

Gold, however, moved in the opposite direction from most other commodities, as investors sought a safe haven from rising geopolitical risks and elevated equity market volatility while the low level of interest rates (with pledges from central banks to keep lowering rates) reinforced gold’s appeal. For the twelve-month reporting period overall, the broad commodity market fell 6.57%, as measured by the Bloomberg Commodity Index, as gains in precious metals were offset by losses across all other commodity groups.

How did the Fund perform during the twelve-month reporting period ended September 30, 2019?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year, five-year and since inception periods ending September 30, 2019. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the Bloomberg Commodity Index (the “Index”) and its Lipper classification average.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2019 and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Index and its Lipper classification average for the twelve-month reporting period ended September 30, 2019.

6

The Fund’s investment objective is to seek attractive total return. Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities, which are used to invest the Fund’s underlying collateral.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

Overall, during this twelve-month reporting period, on an absolute return basis, the Fund underperformed the Index in the industrial metals, energy and agriculture groups, while outperforming the Index in the livestock, foods and fibers, and precious metals groups. Within these groups, there are individual commodities which are held by the Fund, but not include in the index.

On an absolute return basis, the precious metals group was the best performing group in the Fund. Gold and silver posted strong performance, boosted by demand for safe-haven assets. The Fund also benefited from gains in platinum and palladium, which are not included in the Index. Palladium was the Fund’s top performing individual commodity in this reporting period, bolstered by elevated demand from the automotive industry and ongoing supply deficits.

Performance across the Fund’s other five commodity groups was negative on an absolute basis. The livestock group ended the reporting period moderately lower. Oversupply worries dominated the hogs and cattle markets, as livestock came to market at heavier weights due to cheap feed and China reduced its meat imports from the U.S., despite a swine virus significantly reducing China’s hog population. Global inventories of grains, foods and fibers continued to run surpluses, weighing on prices. U.S. grain and cotton crops were less impacted by heavy rains during the spring planting season. In South America, weather was favorable and weakened currencies provided incentive for Brazil and Argentina to produce and export soybeans, corn, sugar and coffee. Trade uncertainty exacerbated volatility, especially for the soybean complex. In contrast, the Fund benefited from a small position in cocoa (which is not included in the Index), which posted a gain over the reporting period.

In the industrial metals, nickel’s performance far exceeded that of the other metals in the group. Nickel was the second best performing individual commodity for the Fund in the reporting period. A supply deficit, combined with a surprise announcement from the Indonesian government banning nickel ore exports two years sooner than expected, drove nickel prices significantly higher. Lead, which the Fund holds but the Index does not, was another a positive performer. However, a weakening demand outlook due to moderating global economic growth dampened aluminum, copper and zinc prices.

The energy group posted the largest loss over the reporting period. After declining sharply in the fourth quarter of 2018, crude oil prices rebounded from the low but were unable to fully recoup the earlier losses as global demand was expected to weaken. Several exogenous shocks including a fire and subsequent shutdown at a U.S. refinery and an attack on Saudi oil facilities drove short-term price fluctuations, but bearish demand sentiment was more pervasive. Natural gas prices also posted a loss during the reporting period as supply continued to exceed demand.

7

Risk Considerations

Nuveen Gresham Diversified Commodity Strategy Fund

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

8

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2019

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(11.17)%	(7.87)%	(7.66)%
Class A Shares at maximum Offering Price	(16.28)%	(8.95)%	(8.42)%
Bloomberg Commodity Index	(6.57)%	(7.18)%	(7.72)%
Lipper Commodities General Funds Classification Average	(8.95)%	(6.96)%	(7.08)%

Class C Shares	(11.80)%	(8.57)%	(8.33)%
Class I Shares	(10.92)%	(7.64)%	(7.40)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.58%	2.33%	1.34%
Net Expense Ratios	1.26%	2.01%	1.01%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10

Growth of an Assumed $10,000 Investment as of September 30, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

11

Holding Summaries    as of September 30, 2019

Nuveen Gresham Diversified Commodity Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	5.8%

U.S. Government and Agency Obligations
U.S. Government and Agency Obligations (excluding collateral pledged for futures margin requirements)	88.1%
U.S. Government and Agency Obligations (pledged as collateral for futures margin requirements)	2.6%

Total U.S. Government and Agency Obligations	90.7%

Other Assets Less Liabilities
Deposits for futures margin requirements	3.2%
Other assets less liabilities (excluding deposits for futures margin requirements)	0.3%

Total Other Assets Less Liabilities	3.5%

Net Assets	100%

Commodity Group Weightings2

Energy	35.6%

Industrial Metals	17.4%

Precious Metals	16.7%

Agriculturals	16.1%

Livestock	8.3%

Foods & Fibers	5.9%

Total	100%

Top Ten Commodity Holdings2

Crude Oil	19.9%

Gold	11.7%

Copper	9.4%

Natural Gas	5.4%

Soybeans	5.2%

Unleaded Gas	4.8%

Live Cattle	4.5%

Aluminum	4.1%

Corn	4.0%

Gas Oil	3.1%

1

The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.

2

Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

12

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2019.

The beginning of the period is April 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$947.61	$945.03	$949.17
Expenses Incurred During the Period	$6.30	$9.90	$5.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.89	$1,019.90
Expenses Incurred During the Period	$6.53	$10.25	$5.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.03%, and 1.03% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

13

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Nuveen Investment Trust V and Shareholders of

Nuveen Gresham Diversified Commodity Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Nuveen Gresham Diversified Commodity Strategy Fund (one of the funds constituting Nuveen Investment Trust V, referred to hereafter as the “Fund”) as of September 30, 2019, the related consolidated statement of operations for the year ended September 30, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

November 26, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

14

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 96.5%

	REPURCHASE AGREEMENTS – 5.8%

$3,926	Repurchase Agreement with State Street Bank, dated 9/30/19, repurchase price $3,925,306, collateralized by $3,975,000 U.S. Treasury Notes, 2.000%, due 8/31/21, value $4,006,049, (3)	0.050%	10/01/19	N/A	$3,925,301

438	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/19, repurchase price $438,258, collateralized by $380,000 U.S. Treasury Notes, 3.000%, due 5/15/45, value $451,521	0.850%	10/01/19	N/A	438,248
$4,364	Total Repurchase Agreements (cost $4,363,549)				4,363,549

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 90.7%

3,380	Federal Home Loan Bank Bonds	1.250%	10/02/19	N/R	3,379,897

3,750	Federal Home Loan Bank Bonds	3.375%	6/12/20	Aaa	3,788,851

1,000	Federal Home Loan Bank Bonds	1.875%	8/06/20	Aaa	999,517

1,977	U.S. Treasury Bills (3), (4)	0.000%	3/26/20	F1+	1,959,746

3,875	U.S. Treasury Notes	1.500%	10/31/19	Aaa	3,873,101

3,650	U.S. Treasury Notes	1.375%	12/15/19	Aaa	3,646,150

3,500	U.S. Treasury Notes	1.375%	1/15/20	Aaa	3,494,805

2,750	U.S. Treasury Notes	1.250%	1/31/20	Aaa	2,743,984

3,000	U.S. Treasury Notes	1.375%	2/15/20	Aaa	2,993,672

3,500	U.S. Treasury Notes	1.250%	2/29/20	Aaa	3,490,840

2,080	U.S. Treasury Notes	2.250%	3/31/20	Aaa	2,083,737

3,000	U.S. Treasury Notes	1.500%	4/15/20	Aaa	2,994,141

3,500	U.S. Treasury Notes	1.375%	4/30/20	Aaa	3,489,883

3,065	U.S. Treasury Notes	1.500%	5/15/20	Aaa	3,058,056

3,730	U.S. Treasury Notes	1.500%	5/31/20	Aaa	3,720,821

3,565	U.S. Treasury Notes	1.500%	6/15/20	Aaa	3,556,098

3,755	U.S. Treasury Notes	1.875%	6/30/20	Aaa	3,755,440

4,025	U.S. Treasury Notes	1.500%	7/15/20	Aaa	4,013,680

4,500	U.S. Treasury Notes	1.500%	8/15/20	Aaa	4,486,640

3,500	U.S. Treasury Notes	2.625%	8/31/20	Aaa	3,524,473

3,500	U.S. Treasury Notes	1.375%	9/15/20	Aaa	3,487,012
$68,602	Total U.S. Government and Agency Obligations (cost $68,452,382)				68,540,544
	Total Short-Term Investments (cost $72,815,931)				72,904,093
	Other Assets Less Liabilities – 3.5% (5)				2,673,340
	Net Assets – 100%				$75,577,433

15

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2019

Investments in Derivatives (6)

Futures Contracts

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	60	January 2020	$3,584,448	$3,508,800	$(75,648)	$(102,600)

	ICE Brent Crude Oil Futures Contract	Long	47	March 2020	2,777,846	2,705,320	(72,526)	(71,440)

	ICE Brent Crude Oil Futures Contract	Long	12	May 2020	758,693	684,360	(74,333)	(16,320)

	NYMEX WTI Crude Oil Futures Contract	Long	75	November 2019	4,150,055	4,055,250	(94,805)	(138,000)

	NYMEX WTI Crude Oil Futures Contract	Long	32	January 2020	1,730,880	1,718,400	(12,480)	(55,360)

	NYMEX WTI Crude Oil Futures Contract	Long	36	March 2020	2,028,566	1,904,400	(124,166)	(57,240)
	Total Crude Oil		262		15,030,488	14,576,530	(453,958)	(440,960)

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	17	November 2019	946,042	997,050	51,008	(19,125)

	ICE Low Sulphur Gas Oil Futures Contract	Long	15	January 2020	861,648	861,000	(648)	(15,375)

	ICE Low Sulphur Gas Oil Futures Contract	Long	9	March 2020	528,125	509,400	(18,725)	(8,325)
	Total Gas Oil		41		2,335,815	2,367,450	31,635	(42,825)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	11	November 2019	857,568	876,507	18,939	(16,296)

	NYMEX NY Harbor ULSD Futures Contract	Long	9	January 2020	711,912	709,657	(2,255)	(13,474)

	NYMEX NY Harbor ULSD Futures Contract	Long	3	March 2020	243,943	232,394	(11,549)	(4,939)
	Total Heating Oil		23		1,813,423	1,818,558	5,135	(34,709)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	113	November 2019	2,523,165	2,632,900	109,735	(78,440)

	NYMEX Natural Gas Futures Contract	Long	56	January 2020	1,542,131	1,468,320	(73,811)	(31,270)
	Total Natural Gas		169		4,065,296	4,101,220	35,924	(109,710)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	19	November 2019	1,218,524	1,250,067	31,543	(30,240)

	NYMEX Gasoline RBOB Futures Contract	Long	36	January 2020	2,392,644	2,282,818	(109,826)	(53,122)
	Total Unleaded Gas		55		3,611,168	3,532,885	(78,283)	(83,362)
	Total Energy		550		26,856,190	26,396,643	(459,547)	(711,566)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	75	November 2019	3,365,931	3,228,281	(137,650)	(29,063)

	LME Primary Aluminum Futures Contract	Short	(54)	November 2019	(2,410,231)	(2,324,362)	85,869	20,150

	LME Primary Aluminum Futures Contract	Long	57	January 2020	2,555,240	2,447,437	(107,803)	(19,238)

	LME Primary Aluminum Futures Contract	Short	(9)	January 2020	(393,975)	(386,437)	7,538	1,013
	Total Aluminum		69		3,116,965	2,964,919	(152,046)	(27,138)

16

Investments in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Industrial Metals (continued)	Copper

	CEC Copper Futures Contract	Long	33	December 2019	$2,178,964	$2,127,262	$(51,702)	$(15,675)

	CEC Copper Futures Contract	Long	8	March 2020	535,786	517,900	(17,886)	(3,700)

	LME Copper Futures Contract	Long	33	November 2019	4,823,219	4,717,350	(105,869)	(35,063)

	LME Copper Futures Contract	Short	(19)	November 2019	(2,753,513)	(2,716,050)	37,463	20,188

	LME Copper Futures Contract	Long	16	January 2020	2,322,629	2,290,700	(31,929)	(17,200)

	LME Copper Futures Contract	Short	(4)	January 2020	(574,500)	(572,675)	1,825	4,300

	LME Copper Futures Contract	Long	4	March 2020	575,200	573,375	(1,825)	(4,325)
	Total Copper		71		7,107,785	6,937,862	(169,923)	(51,475)

	Lead

	LME Lead Futures Contract	Long	14	November 2019	690,675	748,562	57,887	24,062

	LME Lead Futures Contract	Short	(7)	November 2019	(367,650)	(374,281)	(6,631)	(12,031)

	LME Lead Futures Contract	Long	6	January 2020	315,375	320,588	5,213	9,938
	Total Lead		13		638,400	694,869	56,469	21,969

	Nickel

	LME Nickel Futures Contract	Long	7	November 2019	575,880	718,620	142,740	(6,027)

	LME Nickel Futures Contract	Short	(3)	November 2019	(288,810)	(307,980)	(19,170)	2,583

	LME Nickel Futures Contract	Long	3	January 2020	288,546	306,756	18,210	(2,826)

	LME Nickel Futures Contract	Short	(1)	January 2020	(96,000)	(102,252)	(6,252)	942

	LME Nickel Futures Contract	Long	1	March 2020	95,940	101,982	6,042	(975)
	Total Nickel		7		575,556	717,126	141,570	(6,303)

	Zinc

	LME Zinc Futures Contract	Long	32	November 2019	1,880,663	1,929,200	48,537	66,650

	LME Zinc Futures Contract	Short	(17)	November 2019	(974,013)	(1,024,888)	(50,875)	(36,550)

	LME Zinc Futures Contract	Long	14	January 2020	800,763	832,475	31,712	24,375
	Total Zinc		29		1,707,413	1,736,787	29,374	54,475
	Total Industrial Metals		189		13,146,119	13,051,563	(94,556)	(8,472)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	111	December 2019	2,385,209	2,153,400	(231,809)	91,575

	CBOT Corn Futures Contract	Long	28	March 2020	652,332	559,300	(93,032)	22,050
	Total Corn		139		3,037,541	2,712,700	(324,841)	113,625

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	30	December 2019	985,070	903,000	(82,070)	17,700

	CBOT Soybean Meal Futures Contract	Long	26	January 2020	804,374	787,280	(17,094)	14,820

	CBOT Soybean Meal Futures Contract	Long	8	March 2020	247,517	244,960	(2,557)	4,240
	Total Soybean Meal		64		2,036,961	1,935,240	(101,721)	36,760

17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2019

Investments in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Agriculturals (continued)	Soybean Oil

	CBOT Soybean Oil Futures Contracts	Long	33	December 2019	$556,354	$575,784	$19,430	$4,752

	CBOT Soybean Oil Futures Contracts	Long	21	January 2020	362,994	369,306	6,312	2,772
	Total Soybean Oil Futures		54		919,348	945,090	25,742	7,524

	Soybeans

	CBOT Soybean Futures Contracts	Long	68	November 2019	3,069,739	3,080,400	10,661	77,050

	CBOT Soybean Futures Contracts	Long	19	January 2020	880,608	873,525	(7,083)	20,900
	Total Soybeans		87		3,950,347	3,953,925	3,578	97,950

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	14	December 2019	287,257	290,500	3,243	5,250

	CBOT KC HRW Wheat Futures Contract	Long	14	March 2020	318,108	299,775	(18,333)	5,250

	CBOT Wheat Futures Contract	Long	30	December 2019	723,408	743,625	20,217	12,750

	CBOT Wheat Futures Contract	Long	31	March 2020	750,459	778,875	28,416	13,563

	MGEX Red Spring Wheat Futures Contract	Long	4	December 2019	104,283	108,900	4,617	(500)
	Total Wheat		93		2,183,515	2,221,675	38,160	36,313
	Total Agriculturals		437		12,127,712	11,768,630	(359,082)	292,172

Precious Metals	Gold

	CEC Gold 100 oz Futures Contract	Long	62	December 2019	8,797,180	9,131,980	334,800	(207,700)

	Palladium

	NYMEX Palladium Futures Contract	Long	6	December 2019	855,986	988,500	132,514	(3,240)

	Platinum

	NYMEX Platinum Futures Contract	Long	16	January 2020	767,475	711,360	(56,115)	(37,520)

	Silver

	CEC Silver Futures Contract	Long	25	December 2019	2,144,000	2,124,750	(19,250)	(81,750)
	Total Precious Metals		109		12,564,641	12,956,590	391,949	(330,210)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	13	December 2019	289,108	317,460	28,352	(6,240)

	ICE Cocoa Futures Contract	Long	8	March 2020	188,030	196,480	8,450	(2,800)

	ICE Cocoa Futures Contract	Long	6	May 2020	141,811	147,060	5,249	(1,740)
	Total Cocoa		27		618,949	661,000	42,051	(10,780)

	Coffee

	ICE Coffee C Futures Contract	Long	24	December 2019	895,576	910,350	14,774	2,062

	ICE Coffee C Futures Contract	Long	6	March 2020	233,325	235,575	2,250	563

	LIFFE Coffee Robusta Futures Contract	Long	9	November 2019	119,610	118,800	(810)	(90)
	Total Coffee		39		1,248,511	1,264,725	16,214	2,535

18

Investments in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Foods & Fibers (continued)	Cotton

	ICE Cotton No. 2 Futures Contract	Long	14	December 2019	$453,375	$425,810	$(27,565)	$(455)

	ICE Cotton No. 2 Futures Contract	Long	17	March 2020	523,001	523,175	174	(640)

	ICE Cotton No. 2 Futures Contract	Long	8	May 2020	244,928	249,800	4,872	160
	Total Cotton		39		1,221,304	1,198,785	(22,519)	(935)

	Sugar

	ICE Sugar 11 Futures Contract	Long	91	March 2020	1,216,846	1,289,288	72,442	3,058

	ICE White Sugar Futures Contract	Long	9	December 2019	139,177	154,935	15,758	1,305
	Total Sugar		100		1,356,023	1,444,223	88,200	4,363
	Total Foods & Fibers		205		4,444,787	4,568,733	123,946	(4,817)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	6	November 2019	401,184	425,775	24,591	(3,150)

	CME Feeder Cattle Futures Contract	Long	8	January 2020	536,326	553,300	16,974	(1,500)
	Total Feeder Cattle		14		937,510	979,075	41,565	(4,650)

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	75	December 2019	1,943,775	2,178,000	234,225	82,500

	Live Cattle

	CME Live Cattle Futures Contract	Long	79	December 2019	3,364,289	3,485,480	121,191	(7,590)
	Total Livestock		168		6,245,574	6,642,555	396,981	70,260
	Total Futures Contracts		1,658		$75,385,023	$75,384,714	$(309)	(692,633)
	Total receivable for variation margin on futures contracts							556,521
	Total payable for variation margin on futures contracts							$(1,249,154)

19

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Investment has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Consolidated Statement of Assets and Liabilities.

(6)

As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(7)

The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(8)	Total Number of Contracts, total Notional Amount and total Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to consolidated financial statements.

20

Consolidated Statement of Assets and Liabilities

September 30, 2019

Assets

Short-term investments, at value (cost $72,815,931)	$72,904,093

Cash collateral at brokers for investments in futures contracts(1)	3,138,132

Receivable for:

Interest	268,472

Shares sold	260,149

Variation margin on futures contracts	556,521

Other assets	34,506

Total assets	77,161,873

Liabilities

Payable for:

Shares redeemed	127,259

Variation margin on futures contracts	1,249,154

Accrued expenses:

Management fees	41,142

Trustees fees	5,406

12b-1 distribution and service fees	881

Other	160,598

Total liabilities	1,584,440

Net assets	$75,577,433

Class A Shares

Net assets	$594,559

Shares outstanding	58,668

Net asset value (“NAV”) per share	$10.13

Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.75

Class C Shares

Net assets	$874,136

Shares outstanding	89,213

NAV and offering price per share	$9.80

Class I Shares

Net assets	$74,108,738

Shares outstanding	7,217,335

NAV and offering price per share	$10.27

Fund level net assets consist of:

Capital paid-in	$75,006,888

Total distributable earnings	570,545

Fund level net assets	$75,577,433

Authorized shares – per class	Unlimited

Par value per share	$0.01
(1)

Cash pledged to collateralize the net payment obligations for investments in futures is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Consolidated Portfolio of Investments.

See accompanying notes to consolidated financial statements.

21

Consolidated Statement of Operations

Year Ended September 30, 2019

Investment Income	$2,213,401

Expenses

Management fees	995,814

12b-1 service fees – Class A Shares	4,264

12b-1 distribution and service fees – Class C Shares	15,519

Shareholder servicing agent fees	51,516

Custodian fees	52,861

Trustees fees	14,062

Professional fees	85,222

Shareholder reporting expenses	55,226

Federal and state registration fees	65,077

Other	13,519

Total expenses before fee waiver/expense reimbursement	1,353,080

Fee waiver/expense reimbursement	(245,497)

Net expenses	1,107,583

Net investment income (loss)	1,105,818

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments	7,085

Futures contracts	(14,742,279)

Change in net unrealized appreciation (depreciation) of:

Investments	185,886

Futures contracts	37,179

Net realized and unrealized gain (loss)	(14,512,129)

Net increase (decrease) in net assets from operations	$(13,406,311)

See accompanying notes to consolidated financial statements.

22

Consolidated Statement of Changes in Net Assets

	Year Ended 9/30/19	Year Ended 9/30/18

Operations

Net investment income (loss)	$1,105,818	$455,159

Net realized gain (loss) from:

Investments	7,085	(2,208)

Futures contracts	(14,742,279)	8,994,237

Change in net unrealized appreciation (depreciation) of:

Investments	185,886	(58,978)

Futures contracts	37,179	(3,149,875)

Net increase (decrease) in net assets from operations	(13,406,311)	6,238,335

Distributions to Shareholders

From net investment income:

Class A Shares	(134,319)	(33,616)

Class C Shares	(111,269)	(7,375)

Class I Shares	(7,402,543)	(2,011,119)

Decrease in net assets from distributions to shareholders	(7,648,131)	(2,052,110)

Fund Share Transactions

Proceeds from sale of shares	33,568,357	77,967,052

Proceeds from shares issued to shareholders due to reinvestment of distributions	6,014,476	1,622,835

	39,582,833	79,589,887

Cost of shares redeemed	(79,302,709)	(44,404,527)

Net increase (decrease) in net assets from Fund share transactions	(39,719,876)	35,185,360

Net increase (decrease) in net assets	(60,774,318)	39,371,585

Net assets at the beginning of period	136,351,751	96,980,166

Net assets at the end of period	$75,577,433	$136,351,751

See accompanying notes to consolidated financial statements.

23

Financial Highlights

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (7/12)

2019	$12.29	$0.09	$(1.47)	$(1.38)	$(0.78)	$—	$(0.78)	$10.13

2018	11.75	0.03	0.74	0.77	(0.23)	—	(0.23)	12.29

2017	11.48	(0.08)	0.35	0.27	—	—	—	11.75

2016	12.14	(0.09)	(0.57)	(0.66)	—	—	—	11.48

2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14

Class C (7/12)

2019	11.87	0.01	(1.41)	(1.40)	(0.67)	—	(0.67)	9.80

2018	11.35	(0.05)	0.70	0.65	(0.13)	—	(0.13)	11.87

2017	11.18	(0.16)	0.33	0.17	—	—	—	11.35

2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18

2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91

Class I (7/12)

2019	12.45	0.12	(1.48)	(1.36)	(0.82)	—	(0.82)	10.27

2018	11.91	0.05	0.75	0.80	(0.26)	—	(0.26)	12.45

2017	11.61	(0.04)	0.34	0.30	—	—	—	11.91

2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61

2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24

24

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(11.17)%	$595	1.52%	0.59%	1.30%	0.81%	0%

6.53	3,397	1.58	(0.04)	1.31	0.23	0

2.35	856	1.60	(0.98)	1.32	(0.69)	0

(5.44)	9,252	1.72	(1.18)	1.31	(0.78)	0

(27.52)	672	1.53	(1.41)	1.31	(1.20)	0

(11.80)	874	2.28	(0.15)	2.05	0.08	0

5.76	2,004	2.33	(0.73)	2.06	(0.46)	0

1.52	324	2.42	(1.72)	2.08	(1.38)	0

(6.13)	391	2.37	(1.94)	2.06	(1.63)	0

(28.12)	620	2.29	(2.18)	2.06	(1.96)	0

(10.92)	74,109	1.28	0.85	1.05	1.08	0

6.81	130,951	1.34	0.11	1.06	0.38	0

2.58	95,799	1.44	(0.72)	1.09	(0.37)	0

(5.15)	75,265	1.32	(0.96)	1.06	(0.70)	0

(27.40)	231,199	1.26	(1.14)	1.06	(0.94)	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the periods presented herein.

See accompanying notes to consolidated financial statements.

25

Notes to Consolidated Financial Statements

1. General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Fund’s commodity investment strategy. The Adviser has selected NAM to manage the Fund’s fixed income investments.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Subsidiary

Although the Fund may make investments in commodity-linked derivative instruments directly, it expects to primarily gain exposure to these investments by investing in the Long-Only Commodity Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may

26

differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification

27

Notes to Consolidated Financial Statements (continued)

of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”) approved by the Board. These investments are generally classified as Level 1. Over-the-counter futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$4,363,549	$—	$4,363,549
U.S. Government and Agency Obligations	—	68,540,544	—	68,540,544
Investments in Derivatives:
Futures Contracts*	(309)	—	—	(309)
Total	$(309)	$72,904,093	$—	$72,903,784
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

28

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$438,248	$(438,248)	$—
State Street Bank	3,925,301	(3,925,301)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If the Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

29

Notes to Consolidated Financial Statements (continued)

During the current fiscal period, the Fund invested in commodity futures to create all the commodity exposures in the Fund.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$102,929,227
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$708,644	Payable for variation margin on futures contracts*	$1,055,129
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(477,400)	Payable for variation margin on futures contracts*	(1,286,682)
Total			$231,244		$(231,553)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$(14,742,279)	$37,179

Financial Instrument Risk

The financial instruments used by the Fund are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in futures contracts and options on futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying instrument in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

30

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/19		Year Ended 9/30/18
	Shares	Amount	Shares	Amount
Shares sold:
Class A	46,306	$518,940	294,374	$3,589,982
Class C	27,608	304,308	156,361	1,881,509
Class I	3,022,518	32,745,109	5,824,691	72,495,561
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,203	42,238	1,184	14,410
Class C	7,266	71,065	393	4,639
Class I	580,253	5,901,173	130,283	1,603,786
	3,688,154	39,582,833	6,407,286	79,589,887
Shares redeemed:
Class A	(268,325)	(2,887,245)	(91,970)	(1,123,085)
Class C	(114,506)	(1,162,944)	(16,485)	(195,009)
Class I	(6,899,428)	(75,252,520)	(3,485,050)	(43,086,433)
	(7,282,259)	(79,302,709)	(3,593,505)	(44,404,527)
Net increase (decrease)	(3,594,105)	$(39,719,876)	2,813,781	$35,185,360

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiary will be operated consistent with the statutory provision. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiary does not make the distributions, or do not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

31

Notes to Consolidated Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$72,815,931
Gross unrealized:
Appreciation	$92,566
Depreciation	(4,404)
Net unrealized appreciation (depreciation) of investments	$88,162

Tax cost of futures	$57,835
Net unrealized appreciation (depreciation) of futures	$(58,144)

Permanent differences, primarily due to federal taxes paid and calculation of taxable income from the Subsidiary, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2019, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$594,506
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2019 and September 30, 2018, was designated for purposes of the dividends paid deduction as follows:

2019
Distributions from net ordinary income[1]	$7,648,131
Distributions from net long-term capital gains	—

2018
Distributions from net ordinary income[1]	$2,052,110
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from interest and net short-term capital gains, if any.

As of September 30, 2019, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$53,979
Long-term	—
Total	$53,979

During the Fund’s tax year ended September 30, 2019, the Fund utilized $14,299 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

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The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For the next $3 billion	0.7250
For the next $2.5 billion	0.7000
For the next $2.5 billion	0.6875
For net assets over $10 billion	0.6750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2019, the complex-level fee rate for the Fund was 0.1570%.

Gresham manages the commodity investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% (1.10% prior to May 31, 2019) of the Fund’s average daily net assets of any class of Fund shares. The temporary expense limitation may be terminated or modified prior to July 31, 2021 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$4,088
Paid to financial intermediaries (Unaudited)	3,641

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$1,198

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$5,591

33

Notes to Consolidated Financial Statements (continued)

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$3,586

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiary, and certain financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Date of Incorporation	April 10, 2012

Fund Net Assets
Fund net assets	$75,577,433
Subsidiary % of Fund net assets	11.01%

Consolidated Financial Statement Information
Total assets	$9,579,706
Total liabilities	1,260,046
Net assets	8,319,660
Total investment income	145,716
Net investment income (loss) from investments	128,388
Net realized gain (loss) from futures contracts	(14,742,279)
Change in net unrealized appreciation (depreciation) of investments	522
Change in net unrealized appreciation (depreciation) of futures contracts	37,179
Increase (decrease) in net assets	(14,576,190)

34

Additional Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

257 Park Avenue South

7th Floor

New York, NY 10010

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

35

Glossary of Terms

Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

36

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with (a) Nuveen Asset Management, LLC (“NAM”) and (b) Gresham Investment Management LLC (“Gresham”) pursuant to which NAM and Gresham each serve as a sub-adviser to the Fund. NAM and Gresham are each hereafter a “Sub-Adviser” and the Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreements on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.” Further, the Board noted that the Fund may gain exposure to certain investments by investing in the Fund’s wholly-owned subsidiary organized under the laws of the Cayman Islands, which is also advised by the Adviser and sub-advised by Gresham for no additional fee. The review of services provided to the Fund and fees paid to the respective Fund Adviser encompasses this arrangement.

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each Sub-Adviser and the applicable investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Advisers; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or either Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

37

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.

38

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that the Sub-Advisers and their respective investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Advisers and considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018, as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below its benchmark for the one- and five-year periods, the Fund outperformed its benchmark for the three-year period and ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board

39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.

With respect to the Sub-Advisers, the Board considered the sub-advisory fee paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Advisers charge to other clients, if any.

The Independent Board Members noted that the Fund had a net management fee that was higher than the peer average and a net expense ratio that was slightly higher than the peer average. The Board, however, noted that the Adviser agreed to lower the temporary expense cap for the Fund by five basis points. Accordingly, the Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2021 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of the Fund. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Advisers, such other clients may include retail and institutional managed accounts (with respect to each Sub-Adviser); hedge funds (with respect to Gresham); sub-advised funds outside the Nuveen family (with respect to NAM); foreign investment companies offered by Nuveen (with respect to NAM); and collective investment trusts (with respect to NAM). The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that the Fund had affiliated sub-advisers and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NAM and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and hedge funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates, as applicable. The Board concluded the varying levels of fees were justified given, among other things,

40

the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed each Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its respective advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense cap applicable to the Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.

41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter.

In addition, the Independent Board Members also noted that NAM engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, noted that the benefits for NAM when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of NAM to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients. The Board noted that Gresham does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

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Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159

43

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159

44

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC. Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

46

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

47

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-GRESH-0919P 1000776-INV-Y-11/20

Mutual Funds

30 September

2019

Nuveen Gresham Managed Futures Fund

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Gresham Managed Futures Strategy Fund	NGAFX	NGCFX	NGFFX	NGIFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

3

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.

Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

November 22, 2019

4

Portfolio Managers’

Comments

Nuveen Gresham Managed Futures Strategy Fund

The Fund is managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Fund is sub-advised by Gresham Investment Management LLC, acting through its Near Term Active division (Gresham). Jonathan S. Spencer, Xiong Lin, CFA, and Michael P. Magers from Gresham have managed the Nuveen Gresham Managed Futures Strategy Fund since the Fund’s commencement of operations on October 1, 2018.

Effective November 25, 2019 (subsequent to the close of this reporting period), Michael P. Magers will no longer serve as a portfolio manager for the Fund and Hiroshi Hamazaki was added as a portfolio manager.

Here the managers review general market conditions and trends, key strategies and the performance of the Fund since the Fund’s commencement of operations on October 1, 2018 through the reporting period ended September 30, 2019.

What factors affected the U.S. economy and trends since the Fund’s commencement of operations on October 1, 2018 through the reporting period ended September 30, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 1.9%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in September 2019 from 3.7% in September 2018 and job gains averaged around 179,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in September 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended September 30, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in August 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.0%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period. Additionally, although the Fed’s September 2019 interest rate forecast suggested there would be no more rate cuts in the remainder of 2019, subsequent to the close of the reporting period, the Fed voted to trim rates at its October policy meeting.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods. Subsequent to the close of the reporting period, the two sides appeared closer to a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The European Union (EU) extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. Subsequent to the close of the reporting period, the EU approved a “flextension” to January 31, 2020, while Prime Minister Johnson called for a December general election. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the European Union. However, following the unexpected resignation of the prime minister in August, the newly formed coalition government appeared to take a less antagonist stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and after the reporting period closed, the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected. In the U.K., the possibility of a no-deal Brexit initially increased under new Prime Minister Boris Johnson, but Parliament voted for a bill to prevent that outcome. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

How did the Fund perform during the reporting period since its commencement of operations on October 1, 2018 through September 30, 2019?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the since inception period ending September 30, 2019. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index (“T-Bill Index”) and its Lipper classification average.

What strategies were used to manage the Fund since its commencement of operations on October 1, 2018 through September 30, 2019 and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index and its Lipper classification average for the reporting period ended September 30, 2019.

The Fund’s investment objective is to seek capital appreciation. The Fund employs a proprietary, quantitatively-driven, systematically-executed investment process that seeks to capitalize on the existence of price momentum (or “trend”) within the global equity, fixed income, currency and commodity markets. The Fund takes long and short positions within these markets based

6

on the systematic analysis and identification of price trends by Gresham. The owner of a “long” position will benefit from an increase in the price of the asset, while the owner of a “short” position will benefit from a decrease in the price of the asset. Gresham generally expects that the Fund will have long and short positions in all four of these markets, but at any one time the Fund may have significantly greater exposure to one or more of the markets, and the Fund’s exposure may consist predominantly of long or short positions within a market.

The Fund’s investment strategy has two elements, which include a portfolio of derivative instruments, including futures, forward contracts and swaps, to gain its market exposure and a portfolio of cash and cash equivalent holdings, including but not limited to U.S. Treasury securities and money market funds, which serve as collateral for the Fund’s derivative positions. Derivative instruments provide investment exposure that greatly exceeds the margin requirements for such positions and thus the Fund’s use of derivative instruments has the economic effect of financial leverage (i.e., the use of borrowed funds for investment purposes). As a result of the Fund’s strategy, the Fund may at times have highly leveraged exposure across and within one or more markets. The Fund’s investments are generally made without restriction as to market capitalization, country, currency or maturity. The Fund may have exposure to issuers located in the United States as well as foreign developed and emerging markets.

Gresham’s investment philosophy is based on the belief that markets exhibit momentum, trends and other inefficiencies over time. Trends in particular reflect the phenomenon of serial correlation, whereby past price movements may influence current price behavior. Although the persistence of this phenomenon, as well as price correlation and the intensity of a price trend, will fluctuate depending on the characteristics of a given market, these features typically re-occur across markets and sectors, thus creating attractive, repeatable investment opportunities. Gresham identifies investment opportunities across a broad set of markets utilizing computerized processes. As such, the decision to trade is quantitative and directional in nature and decisions are grounded in mathematical models based on market trends and other relationships. This process is bolstered by ongoing research, diversification, risk control and a drive for efficiency in execution.

After a broad sell-off across risk assets brought 2018 to a close, risk assets rebounded strongly to start 2019, as expectations of monetary tightening diminished, the U.S. and its trading partners walked back some of their trade rhetoric and global growth slowdown concerns moderated. Accommodative central bank policy, improving expectations for Chinese growth and optimism around a trade resolution pushed equity markets higher through April 2019. Market conditions turned choppy shortly thereafter as concerns about trade and weaker economic data both weighed on markets and then supported them, on raised expectations of further monetary easing. September 2019 brought a fresh dose of optimism as policy makers on both sides of the Atlantic helped to spark more bullish sentiment, promulgated by an additional round of easing from the Fed. In Europe, the European Central Bank (ECB) also cut rates, moving further into negative territory and resumed quantitative easing with a commitment to continued asset purchases.

During the reporting period, global bond yields declined through August 2019, with the U.S. 10-year Treasury yield dropping to a three-year low at the beginning of September 2019, before yields recovered along with equity markets on stimulus expected from the ECB and U.S. Fed. Global equity markets started the year strongly after a rough close to 2018, but price action was choppy throughout the spring and summer as markets remained sensitive to the aforementioned macro risk factors and their implications for policy and growth.

The Fund delivered positive performance in these uneven markets and significantly outperformed the benchmark during the reporting period. The Fund’s strong performance was driven by long bonds positions and, to a lesser extent, long rates positions, largely offsetting losses from the commodities, currencies and equities sectors.

While long positions in 10-year Japanese government bond futures contributed most to the Fund as a single security, various European government bonds (Italian, French and German) contributed the bulk of the strategy’s positive performance during the reporting period, with Australian government bond futures trailing just behind. Long positions in global government bond futures were well supported during the reporting period, as deteriorating economic data and growth concerns fueled speculation that central banks may deliver interest rate cuts as well as a fresh round of monetary stimulus, pushing yields lower.

The Fund’s losing positions were mostly concentrated in currency and energy markets, with losses in currency occurring in the Fund’s short position in yen and exposure to the Brazilian real, which proved to be a difficult currency for the strategy on price volatility and trend reversals seen throughout the reporting period. Positions in Brent crude oil, gas oil and natural gas also detracted throughout the reporting period due to trend reversals amid weather related developments and technical selling pressures.

7

Risk Considerations

Nuveen Gresham Managed Futures Strategy Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objective will be achieved. The Fund employs proprietary trading models developed by Gresham that rely on historical pricing data provided by third-parties which introduces model and data risk. The Fund’s investment decisions are determined by the models; Gresham’s investment professionals do not exercise trade-by-trade discretion over the Fund’s investments. The Fund bears the risk that Gresham’s models will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective. Models and data are subject to errors, omissions, imperfections and malfunctions which may materially negatively impact the Fund and/or its returns. The Fund may take short positions in derivative instruments, which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has holds short increases. Losses on short positions arise from increases in the value of the underlying instrument, and therefore are theoretically unlimited. More information on these risks, as well as information on other risks to which the Fund is subject, such as commodities, counterparty, credit, currency, derivatives, equity security, frequent trading, leverage, non-diversification, non-U.S. investment, subsidiary, tax, and volatility risks, are included in the Fund’s prospectus.

8

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Managed Futures Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2019

Cumulative
Since Inception
Class A Shares at NAV	12.75%
Class A Shares at maximum Offering Price	6.27%
ICE BofAML 3 Month U.S. Treasury Bill Index	2.39%
Lipper Alternative Managed Futures Funds Classification Average	3.13%

Class C Shares	11.90%
Class R6 Shares	13.06%
Class I Shares	13.06%

Since inception returns are from 10/01/18. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.86%	2.61%	1.60%	1.61%
Net Expense Ratios	1.56%	2.31%	1.30%	1.31%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.31% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10

Growth of an Assumed $10,000 Investment as of September 30, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

11

Holding Summaries    as of September 30, 2019

Nuveen Gresham Managed Futures Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	14.9%

U.S. Government and Agency Obligations
U.S. Government and Agency Obligations (excluding collateral pledged for futures margin requirements)	78.9%

Total U.S. Government and Agency Obligations	78.9%

Other Assets Less Liabilities
Deposits for futures margin requirements	6.4%
Other assets less liabilities (excluding deposits for futures margin requirements)	(0.2)%

Total Other Assets Less Liabilities	6.2%

Net Assets	100%

Asset Class Risk Exposure	% Risk Allocation[2]

Fixed Income	39.3%

Commodity	27.2%

Currency	21.3%

Equity	12.2%

Top Five Fixed Income Holdings	% Risk Allocation[2]

OSE Japanese 10-Year Bond Future	3.9%

CBOT U.S. Treasury 2-Year Note Future	3.5%

EUX 2-Year Euro-Schatz Future	3.4%

EUX Short-Term Euro-BTP Future	3.0%

EUX Euro-BTP Italian Bond Future	2.2%

Top Five Currency Holdings	% Risk Allocation[2]

CME Euro FX/Swiss Francs Cross Rate Currency Futures Contract	4.8%

CME Brazilian Real Currency Futures Contract	4.0%

CME Euro FX/Japanese Yen Cross Rate Currency Futures Contract	2.8%

CME Euro Currency Futures Contract	1.8%

CME New Zealand Dollar Currency Futures Contract	1.5%

Top Five Equity Holdings	% Risk Allocation[2]

CME S&P 500 Index E-mini Future	0.9%

SGX MSCI Taiwan Index Future	0.8%

CBOT DJIA E-Mini Index Future	0.8%

CME E-mini NASDAQ 100 Index Future	0.8%

MIL FTSE/MIB Index Future	0.7%

Top Five Commodity Holdings	% Risk Allocation[2]

NYMEX Palladium Futures Contract	1.8%

EOP Rapeseed Futures Contract	1.8%

LME Nickel Futures Contract	1.6%

CBOT Soybean Meal Futures Contract	1.5%

CEC Gold 100 oz Futures Contract	1.5%

1

The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.

2

Risk Allocation is calculated by multiplying each position’s notional exposure by its realized volatility and dividing by the sum of the Fund’s volatility-adjusted exposure. These numbers will sum to 100% and do not account for the direction of the position or correlations between contracts.

12

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2019.

The beginning of the period is April 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Managed Futures Strategy Fund

	Share Class
	A Shares	C Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,097.32	$1,092.77	$1,098.25	$1,098.78
Expenses Incurred During the Period	$7.99	$11.91	$6.79	$6.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.45	$1,013.69	$1,018.60	$1,018.70
Expenses Incurred During the Period	$7.69	$11.46	$6.53	$6.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.52%, 2.27%, 1.29% and 1.27% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Investment Trust V and Shareholders of

Nuveen Gresham Managed Futures Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Nuveen Gresham Managed Futures Strategy Fund (one of the funds constituting Nuveen Investment Trust V, referred to hereafter as the “Fund”) as of September 30, 2019, the related consolidated statement of operations for the year ended September 30, 2019, the consolidated statement of changes in net assets for the year ended September 30, 2019, including the related notes, and the financial highlights for the year ended September 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for the year ended September 30, 2019 and the financial highlights for the year ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

November 26, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

14

Nuveen Gresham Managed Futures Strategy Fund

Consolidated Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 93.8%

	REPURCHASE AGREEMENTS – 14.9%

$1,924	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/19, repurchase price $1,923,713, collateralized by $1,655,000 U.S. Treasury Notes, 3.000%, due 5/15/45, value $1,966,494	0.850%	10/01/19	N/A	$1,923,968

2,290	Repurchase Agreement with State Street Bank, dated 9/30/19, repurchase price $2,289,564, collateralized by $2,320,000 U.S. Treasury Notes, 2.000%, due 8/31/21, value $2,338,122, (3)	0.050%	10/01/19	N/A	2,289,561
$4,214	Total Repurchase Agreements (cost $4,213,529)				4,213,529

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 78.9%

259	U.S. Treasury Bills	0.000%	2/27/20	F1+	257,089

6,964	U.S. Treasury Bills	0.000%	3/19/20	F1+	6,905,130

11,538	U.S. Treasury Bills	0.000%	3/26/20	F1+	11,437,307

3,707	U.S. Treasury Bills	0.000%	4/23/20	F1+	3,669,552
$22,468	Total U.S. Government and Agency Obligations (cost $22,254,862)				22,269,078
	Total Short-Term Investments (cost $26,468,391)				26,482,607
	Other Assets Less Liabilities – 6.2% (4)				1,763,145
	Net Assets – 100%				$28,245,752

Investments in Derivatives

Futures Contracts

Fixed Income Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	ASX 3-Year Australian Bond Future	Long	83	December 2019	$6,472,456	$6,481,102	$8,646	$(6,149)

	ASX 10-Year Australian Bond Future	Long	9	December 2019	893,377	895,081	1,704	(5,101)

	CBOT 30-Day Fed Fund Future	Long	43	December 2019	17,595,636	17,617,076	21,440	(2,688)

	CBOT U.S. Treasury 2-Year Note Future	Long	68	December 2019	14,696,928	14,654,000	(42,928)	(2,094)

	CBOT U.S. Treasury 5-Year Note Future	Long	33	December 2019	3,944,048	3,931,898	(12,150)	(1,500)

	CBOT U.S. Treasury 10-Year Note Future	Long	15	December 2019	1,973,021	1,954,687	(18,334)	(1,172)

	CBOT U.S. Treasury Long Bond Future	Long	4	December 2019	651,693	649,250	(2,443)	(125)

	CBOT U.S. Treasury Ultra 10-Year Note Future	Long	7	December 2019	1,007,822	996,844	(10,978)	(219)

	CBOT U.S. Treasury Ultra Bond Future	Long	3	December 2019	572,504	575,719	3,215	188

	CME 90-Day Euro Future	Long	61	December 2019	14,950,716	14,951,100	384	—

	EUX 10-Year Euro-BUND Future	Long	5	December 2019	959,869	949,619	(10,250)	260

	EUX 2-Year Euro-Schatz Future	Long	241	December 2019	29,585,912	29,506,623	(79,289)	1,624

	EUX 30-Year Euro-BUXL Future	Long	3	December 2019	714,923	711,193	(3,730)	(2,021)

15

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2019

Investments in Derivatives (continued)

Futures Contracts (continued):

Fixed Income Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	EUX 5-Year Euro-BOBL Future	Long	36	December 2019	$5,355,165	$5,322,663	$(32,502)	$2,045

	EUX Euro-BTP Italian Bond Future	Long	11	December 2019	1,736,440	1,748,542	12,102	1,998

	EUX French Bond Euro-OAT Future	Long	7	December 2019	1,303,958	1,299,406	(4,552)	149

	EUX Short-Term Euro-BTP Future	Long	92	December 2019	11,282,893	11,300,038	17,145	3,871

	ICE 3-Month Euro-Euribor Future	Long	80	December 2019	21,914,825	21,899,282	(15,543)	1,129

	ICE 3-Month Euroswiss Future	Long	84	December 2019	21,242,026	21,215,670	(26,356)	(1,900)

	ICE 90-Day Sterling Future	Long	164	December 2019	25,028,088	25,021,763	(6,325)	2,520

	ICE Long Gilt Future	Long	7	December 2019	1,147,621	1,155,383	7,762	1,377

	Montreal Exchange 10-Year Canadian Bond Future	Long	16	December 2019	1,738,376	1,722,157	(16,219)	(4,585)

	OSE Japanese 10-Year Bond Future	Long	7	December 2019	10,030,161	10,035,977	5,816	(9,737)
	Aggregate Long Fixed Income Futures Contracts		1,079		194,798,458	194,595,073	(203,385)	(22,130)
	Aggregate Short Fixed Income Futures Contracts		—		—	—	—	—

Currency Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	CME Australian Dollar Currency Futures Contract	Short	(18)	December 2019	$(1,234,840)	$(1,218,240)	$16,600	$1,620

	CME Brazilian Real Currency Futures Contract	Short	(101)	November 2019	(2,412,416)	(2,428,545)	(16,129)	(3,465)

	CME British Pound Currency Futures Contract	Short	(8)	December 2019	(620,001)	(616,600)	3,401	(306)

	CME Canadian Dollar Currency Futures Contract	Short	(6)	December 2019	(454,312)	(453,780)	532	(300)

	CME Euro Currency Futures Contract	Short	(16)	December 2019	(2,224,139)	(2,192,500)	31,639	7,219

	CME Euro FX/British Pound Cross Rate Currency Futures Contract	Long	2	December 2019	275,715	273,252	(2,463)	(1,122)

	CME Euro FX/Japanese Yen Cross Rate Currency Futures Contract	Short	(18)	December 2019	(2,461,290)	(2,453,410)	7,880	2,697

	CME Euro FX/Swiss Francs Cross Rate Currency Futures Contract	Short	(42)	December 2019	(5,740,423)	(5,719,478)	20,945	(24,000)

	CME Japanese Yen Currency Futures Contract	Long	6	December 2019	703,874	697,350	(6,524)	(1,688)

	CME Mexican Peso Currency Futures Contract	Short	(2)	December 2019	(50,056)	(50,060)	(4)	—

	CME New Zealand Dollar Currency Futures Contract	Short	(21)	December 2019	(1,348,232)	(1,317,540)	30,692	6,090

	CME Swiss Franc Currency Futures Contract	Short	(8)	December 2019	(1,015,069)	(1,008,200)	6,869	7,800

	ICE U.S. Dollar Index Futures Contract	Long	19	December 2019	1,859,122	1,881,399	22,277	4,940

	SGX Indian Rupee/USD Currency Futures Contract	Long	17	October 2019	478,605	478,176	(429)	(1,408)
	Aggregate Long Currency Futures Contracts		44		3,317,316	3,330,177	12,861	722
	Aggregate Short Currency Futures Contracts		(240)		(17,560,778)	(17,458,353)	102,425	(2,645)

16

Investments in Derivatives (continued)

Futures Contracts (continued):

Equity Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	ASX Share Price Index 200 Future	Long	4	December 2019	$449,115	$451,002	$1,887	$(883)

	CBOE Volatility Index Future	Short	(4)	October 2019	(67,392)	(68,500)	(1,108)	3,600

	CBOT DJIA E-Mini Index Future	Long	3	December 2019	407,635	403,515	(4,120)	1,575

	CME E-mini NASDAQ 100 Index Future	Long	2	December 2019	317,692	310,820	(6,872)	2,770

	CME E-mini Russell 2000 Index Future	Short	(1)	December 2019	(78,951)	(76,250)	2,701	(45)

	CME Nikkei 225 Index Future	Long	1	December 2019	110,104	109,475	(629)	825

	CME Nikkei 225 Yen Index Future	Long	1	December 2019	101,555	101,110	(445)	742

	CME S&P 500 Index E-mini Future	Long	3	December 2019	452,075	446,775	(5,300)	2,205

	EOE Amsterdam Index Future	Long	2	October 2019	250,365	252,934	2,569	821

	EOP CAC 40 Index Future	Long	3	October 2019	183,082	185,597	2,515	1,205

	EUX DAX Index Future	Long	1	December 2019	331,306	338,184	6,878	1,409

	EUX EURO STOXX 50 Index Future	Long	5	December 2019	191,433	193,739	2,306	1,359

	EUX MSCI Europe Index Future	Long	8	December 2019	198,838	200,987	2,149	735

	EUX STOXX 600 Banks Index Future	Short	(31)	December 2019	(224,225)	(221,484)	2,741	(1,198)

	EUX STOXX Europe 600 Index Future	Long	9	December 2019	190,084	191,924	1,840	605

	EUX Swiss Market New Index Future	Long	2	December 2019	199,732	201,473	1,741	855

	ICE FTSE 100 Index Future	Long	2	December 2019	179,688	181,567	1,879	(123)

	ICE FTSE 250 Index Future	Long	3	December 2019	146,941	146,543	(398)	(125)

	ICE MSCI EAFE Index Future	Short	(1)	December 2019	(95,903)	(94,920)	983	(330)

	ICE MSCI Emerging Markets Index Future	Short	(4)	December 2019	(206,813)	(200,380)	6,433	(980)

	MDE Mexican Bolsa Index Future	Short	(7)	December 2019	(153,948)	(154,533)	(585)	(823)

	MIL FTSE/MIB Index Future	Long	3	December 2019	358,298	360,762	2,464	2,419

	Montreal Exchange S&P/TSX 60 Index Future	Long	4	December 2019	603,351	601,487	(1,864)	(317)

	OMX Stockholm OMXS30 Index Future	Long	13	October 2019	217,575	217,601	26	276

	SAF FTSE/JSE Top 40 Index Future	Short	(3)	December 2019	(101,774)	(97,699)	4,075	1,023

	SGX FTSE China A50 Index Future	Long	24	October 2019	329,603	326,160	(3,443)	(2,760)

	SGX MSCI Singapore Index Future	Short	(2)	October 2019	(52,280)	(51,984)	296	(94)

	SGX MSCI Taiwan Index Future	Long	12	October 2019	484,204	488,520	4,316	3,480
	Aggregate Long Equity Futures Contracts		105		5,702,676	5,710,175	7,499	17,073
	Aggregate Short Equity Futures Contracts		(53)		(981,286)	(965,750)	15,536	1,153

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Short	(2)	December 2019	$(121,450)	$(118,500)	$2,950	$1,790

	ICE WTI Crude Oil Futures Contract	Short	(1)	November 2019	(55,760)	(54,070)	1,690	1,840

17

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2019

Investments in Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy (continued)	Crude Oil (continued)

	NYMEX WTI Crude Oil Futures Contract	Short	(1)	November 2019	$(55,880)	$(54,070)	$1,810	$1,840
	Total Crude Oil		(4)		(233,090)	(226,640)	6,450	5,470

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	3	November 2019	182,225	175,950	(6,275)	(3,375)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	2	November 2019	50,430	46,600	(3,830)	(1,480)
	Total Energy		1		(435)	(4,090)	(3,655)	615

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	12	October 2019	522,800	512,250	(10,550)	(1,906)

	LME Primary Aluminum Futures Contract	Short	(12)	October 2019	(522,100)	(512,250)	9,850	4,575

	LME Primary Aluminum Futures Contract	Short	(8)	November 2019	(344,350)	(344,350)	—	—
	Total Aluminum		(8)		(343,650)	(344,350)	(700)	2,669

	Copper

	CEC Copper Futures Contract	Short	(3)	December 2019	(193,525)	(193,387)	138	1,425

	LME Copper Futures Contract	Long	3	October 2019	434,788	427,969	(6,819)	(2,125)

	LME Copper Futures Contract	Short	(3)	October 2019	(420,319)	(427,969)	(7,650)	3,187

	LME Copper Futures Contract	Short	(1)	November 2019	(142,950)	(142,950)	—	—
	Total Copper		(4)		(322,006)	(336,337)	(14,331)	2,487

	Lead

	LME Lead Futures Contract	Long	3	October 2019	151,700	159,919	8,219	5,212

	LME Lead Futures Contract	Short	(3)	October 2019	(156,375)	(159,919)	(3,544)	(3,475)

	LME Lead Futures Contract	Long	1	November 2019	53,469	53,469	—	—
	Total Lead		1		48,794	53,469	4,675	1,737

	Nickel

	LME Nickel Futures Contract	Long	4	October 2019	429,216	412,776	(16,440)	(3,108)

	LME Nickel Futures Contract	Short	(4)	October 2019	(418,272)	(412,776)	5,496	777

	LME Nickel Futures Contract	Long	3	November 2019	307,980	307,980	—	—
	Total Nickel		3		318,924	307,980	(10,944)	(2,331)

	Zinc

	LME Zinc Futures Contract	Long	5	October 2019	299,406	303,937	4,531	4,100

	LME Zinc Futures Contract	Short	(5)	October 2019	(276,250)	(303,937)	(27,687)	(10,250)

	LME Zinc Futures Contract	Short	(3)	November 2019	(180,863)	(180,863)	—	—
	Total Zinc		(3)		(157,707)	(180,863)	(23,156)	(6,150)
	Total Industrial Metals		(11)		(455,645)	(500,101)	(44,456)	(1,588)

18

Investments in Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	(11)	December 2019	$(201,712)	$(213,400)	$(11,688)	$(9,075)

	Canola Oil

	ICE Canola Oil Futures Contract	Short	(82)	November 2019	(550,775)	(558,653)	(7,878)	(5,894)

	Rapeseed

	EOP Rapeseed Futures Contract	Long	82	November 2019	1,700,854	1,729,424	28,570	5,426

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	(20)	December 2019	(589,600)	(602,000)	(12,400)	(11,800)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Short	(1)	December 2019	(17,388)	(17,448)	(60)	—

	Soybeans

	CBOT Soybean Futures Contract	Short	(3)	November 2019	(128,750)	(135,900)	(7,150)	(3,450)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Short	(11)	December 2019	(220,950)	(228,250)	(7,300)	(4,125)

	CBOT Wheat Futures Contract	Short	(3)	December 2019	(69,175)	(74,363)	(5,188)	(1,275)

	EOP Mill Wheat Futures Contract	Short	(59)	December 2019	(547,741)	(561,883)	(14,142)	(2,365)
	Total Wheat		(73)		(837,866)	(864,496)	(26,630)	(7,765)
	Total Agriculturals		(108)		(625,237)	(662,473)	(37,236)	(32,558)

Precious Metals	Gold

	CEC Gold 100 oz Futures Contract	Long	4	December 2019	602,160	589,160	(13,000)	(13,400)

	TOCOM Gold Futures Contract	Long	6	August 2020	284,670	286,335	1,665	(2,226)
	Total Gold		10		886,830	875,495	(11,335)	(15,626)

	Palladium

	NYMEX Palladium Futures Contract	Long	3	December 2019	473,620	494,250	20,630	(1,620)

	Platinum

	NYMEX Platinum Futures Contract	Long	6	January 2020	281,340	266,760	(14,580)	(14,070)

	TOCOM Platinum Futures Contract	Long	9	August 2020	134,294	134,012	(282)	(291)
	Total Platinum		15		415,634	400,772	(14,862)	(14,361)

	Silver

	CEC Silver Futures Contract	Long	3	December 2019	262,210	254,970	(7,240)	(9,810)
	Total Precious Metals		31		2,038,294	2,025,487	(12,807)	(41,417)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	11	December 2019	253,594	259,275	5,681	(3,111)

	ICE Cocoa Futures Contract	Long	4	December 2019	98,270	97,680	(590)	(1,920)
	Total Cocoa		15		351,864	356,955	5,091	(5,031)

19

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2019

Investments in Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Foods & Fibers (continued):	Coffee

	ICE Coffee C Futures Contract	Short	(4)	December 2019	$(144,787)	$(151,725)	$(6,938)	$(375)

	Cotton

	ICE Cotton No. 2 Futures Contract	Short	(12)	December 2019	(366,270)	(364,980)	1,290	420

	Palm Oil

	KLSE Crude Palm Oil Futures Contract	Short	(4)	December 2019	(51,319)	(50,991)	328	84

	Sugar

	ICE Sugar 11 Futures Contract	Short	(19)	March 2020	(257,622)	(269,192)	(11,570)	(638)
	Total Foods & Fibers		(24)		(468,134)	(479,933)	(11,799)	(5,540)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Short	(3)	November 2019	(201,199)	(212,888)	(11,689)	1,575

	Lean Hogs

	CME Lean Hogs Futures Contract	Short	(4)	December 2019	(102,720)	(116,160)	(13,440)	(4,400)

	Live Cattle

	CME Live Cattle Futures Contract	Short	(10)	December 2019	(410,800)	(441,200)	(30,400)	1,100
	Total Livestock		(17)		(714,719)	(770,248)	(55,529)	(1,725)
	Aggregate Long Commodity Futures Contracts		164		6,523,026	6,512,716	(10,310)	(43,704)
	Aggregate Short Commodity Futures Contracts		(292)		(6,748,902)	(6,904,074)	(155,172)	(38,509)
	Total Futures Contracts		807		$185,050,510	$184,819,964	$(230,546)	$(88,040)
	Total receivable for variation margin on futures contracts							$104,782
	Total payable for variation margin on futures contracts							$(192,822)

20

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Consolidated Statement of Assets and Liabilities.

(5)

As of the end of the reporting period, 100% of the Fund’s investments in commodity futures are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

N/A	Not applicable

ASX	Australian Securities Exchange

CBOE	Chicago Board Options Exchange

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

EOE	Euronext Amsterdam

EOP	Euronext Paris

EUX	Eurex Exchange

FTSE	Financial Times Stock Exchange

ICE	Intercontinental Exchange

JSE	Johannesburg Stock Exchange

KC HRW	Kansas City Hard Red Winter

KLSE	Kuala Lumpur Stock Exchange

LME	London Metal Exchange

MDE	Mexican Derivatives Exchange

MIB	Milano Indice di Borsa

MIL	Milan Exchange

MSCI	Morgan Stanley Capital International

NYMEX	New York Mercantile Exchange

OMX	Stockholm Stock Exchange

OSE	Osaka Stock Exchange

S&P	Standard and Poor’s

SAF	South African Futures Exchange

SGX	Singapore Exchange Limited

TOCOM	Tokyo Commodity Exchange

WTI	West Texas Intermediate

See accompanying notes to consolidated financial statements.

21

Consolidated Statement of Assets and Liabilities

September 30, 2019

Assets

Short-term investments, at value (cost $26,468,391)	$26,482,607

Cash collateral at brokers for investments in futures contracts(1)	1,914,608

Receivable for:

Interest	49

Variation margin on futures contracts	104,782

Other assets	39,489

Total assets	28,541,535

Liabilities

Payable for variation margin on futures contracts	192,822

Accrued expenses:

Custodian fees	38,755

Management fees	18,886

Professional fees	39,108

Trustees fees	153

12b-1 distribution and service fees	34

Other	6,025

Total liabilities	295,783

Net assets	$28,245,752

See accompanying notes to consolidated financial statements.

22

Consolidated Statement of Assets and Liabilities (continued)

Class A Shares

Net assets	$50,741

Shares outstanding	2,250

Net asset value (“NAV”) per share	$22.55

Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$23.93

Class C Shares

Net assets	$27,980

Shares outstanding	1,250

NAV and offering price per share	$22.38

Class R6 Shares

Net assets	$28,138,810

Shares outstanding	1,246,250

NAV and offering price per share	$22.58

Class I Shares

Net assets	$28,221

Shares outstanding	1,250

NAV and offering price per share	$22.58

Fund level net assets consist of:

Capital paid-in	$24,259,784

Total distributable earnings	3,985,968

Fund level net assets	$28,245,752

Authorized shares – per class	Unlimited

Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in futures.

See accompanying notes to consolidated financial statements.

23

Consolidated Statement of Operations

Year Ended September 30, 2019

Investment Income	$504,343

Expenses

Management fees	250,005

12b-1 service fees – Class A Shares	81

12b-1 distribution and service fees – Class C Shares	259

Shareholder servicing agent fees	943

Custodian fees	38,880

Trustees fees	20,338

Professional fees	44,778

Shareholder reporting expenses	9,022

Federal and state registration fees	21,718

Other	5,048

Total expenses before fee waiver/expense reimbursement	391,072

Fee waiver/expense reimbursement	(62,877)

Net expenses	328,195

Net investment income (loss)	176,148

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	4,677

Futures contracts	3,312,981

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(4,773)

Futures contracts	(230,546)

Net realized and unrealized gain (loss)	3,082,339

Net increase (decrease) in net assets from operations	$3,258,487

See accompanying notes to consolidated financial statements.

24

Consolidated Statement of Changes in Net Assets

For the Period 10/1/18 (commencement of operations) through 9/30/19

Operations

Net investment income (loss)	$176,148

Net realized gain (loss) from:

Investments and foreign currency	4,677

Futures contracts	3,312,981

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(4,773)

Futures contracts	(230,546)

Net increase (decrease) in net assets from operations	3,258,487

Distributions to Shareholders

From net investment income:

Class A Shares	—

Class C Shares	—

Class R6 Shares	(35,020)

Class I Shares	(35)

Decrease in net assets from distributions to shareholders	(35,055)

Fund Share Transactions

Proceeds from sale of shares	25,022,320

Proceeds from shares issued to shareholders due to reinvestment of distributions	—

25,022,320

Cost of shares redeemed	—

Net increase (decrease) in net assets from Fund share transactions	25,022,320

Net increase (decrease) in net assets	28,245,752

Net assets at the beginning of period	—

Net assets at the end of period	$28,245,752

See accompanying notes to consolidated financial statements.

25

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/18)

2019(e)	$20.00	$0.08	$2.47	$2.55	$—	$—	$—	$22.55

Class C (10/18)

2019(e)	20.00	(0.07)	2.45	2.38	—	—	—	22.38

Class R6 (10/18)

2019(e)	20.00	0.14	2.47	2.61	(0.03)	—	(0.03)	22.58

Class I (10/18)

2019(e)	20.00	0.14	2.47	2.61	(0.03)	—	(0.03)	22.58

26

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.75%	$51	1.77%	0.15%	1.52%	0.39%	0%

11.90	28	2.51	(0.58)	2.27	(0.34)	0

13.06	28,139	1.50	0.44	1.26	0.68	0

13.06	28	1.51	0.42	1.27	0.66	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the periods presented herein.

(e)	For the period October 1, 2018 (commencement of operations) through September 30, 2019.

See accompanying notes to consolidated financial statements.

27

Notes to Consolidated Financial Statements

1. General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Managed Futures Strategy Fund (the “Fund”), as a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2019, and the period covered by these Notes to Financial Statements is for the period October 1, 2018 (commencement of operations) through September 30, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with its affiliate Gresham Investment Management LLC (“Gresham”), to manage the Fund’s investment strategy.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Subsidiary

Although the Fund may make investments in commodity-linked derivative instruments directly, the Fund expects to primarily gain exposure to these investments by investing up to 25% of its net assets in the Managed Futures Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

28

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Consolidated Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Consolidated Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Consolidated Statement of Operations, when applicable.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.

29

Notes to Consolidated Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”) approved by the Board. These investments are generally classified as Level 1. Over-the-counter futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

30

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$4,213,529	$—	$4,213,529
U.S. Government and Agency Obligations	—	22,269,078	—	22,269,078
Investments in Derivatives:
Futures Contracts*	(230,546)	—	—	(230,546)
Total	$(230,546)	$26,482,607	$—	$26,252,061
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,923,968	$(1,923,968)	$—
State Street Bank	2,289,561	(2,289,561)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

31

Notes to Consolidated Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

During the current fiscal period, the Fund invested in commodity futures, currency futures, equity index futures, interest rate and bond futures to gain long or short exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$319,043,511
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Fixed Income	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$40,224	Payable for variation margin on futures contracts*	$37,990
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(148,461)	Payable for variation margin on futures contracts*	(133,138)
Total			$(108,237)		$(95,148)

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Currency	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$115,957	Payable for variation margin on futures contracts*	$24,878
		—	—	Payable for variation margin on futures contracts*	(25,549)
Total			$115,957		$(671)

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Equity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$30,879	Payable for variation margin on futures contracts*	$16,920
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(18,474)	Payable for variation margin on futures contracts*	(6,290)
Total			$12,405		$10,630

32

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$64,872	Payable for variation margin on futures contracts*	$27,976
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(49,799)	Payable for variation margin on futures contracts*	(208,531)
Total			$15,073		$(180,555)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$(558,986)	$(165,482)
Currency	Futures contracts	(985,750)	115,286
Equity	Futures contracts	(866,555)	23,035
Fixed Income	Futures contracts	5,724,272	(203,385)
Total		$3,312,981	$(230,546)

Financial Instrument Risk

The financial instruments used by the Fund are futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. Each Fund may be exposed to credit risk from its investments in futures contracts and options on futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which a Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying instrument in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

33

Notes to Consolidated Financial Statements (continued)

5. Fund Shares

Transactions in Fund shares during the current fiscal period were as follows:

	For the Period 10/01/18 (commencement of operations) through 9/30/19
	Shares	Amount
Shares Sold
Class A	2,250	47,320
Class C	1,250	25,000
Class R6	1,246,250	24,925,000
Class I	1,250	25,000
Net increase (decrease)	1,251,000	25,022,320

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and each Subsidiary will be operated consistent with the statutory provision. However, if the Fund was to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiary does not make the distributions, or do not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$26,468,391
Gross unrealized:
Appreciation	$14,216
Depreciation	—
Net unrealized appreciation (depreciation) of investments	$14,216

34

Tax cost of futures	$(258,459)
Net unrealized appreciation (depreciation) of futures	$27,913

Permanent differences, primarily due to federal taxes paid, foreign currency transactions, non-deductible stock issuance costs, and calculation of taxable income from the Subsidiary, resulted in reclassifications among components of net assets as of September 30, 2019, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$2,287,936
Undistributed net long-term capital gains	1,677,718
[1]	Net ordinary income consists of net taxable income derived from interest and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended September 30, 2019 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$35,055
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from interest and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For the next $3 billion	0.7250
For the next $2.5 billion	0.7000
For the next $2.5 billion	0.6875
For net assets over $10 billion	0.6750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’

35

Notes to Consolidated Financial Statements (continued)

use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2019, the complex-level fee rate for the Fund was 0.1570%.

Gresham manages the investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses through September 30, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.31% of the Fund’s average daily net assets of any class of Fund shares. However because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to the September 30, 2021 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$—
Paid to financial intermediaries (Unaudited)	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$259

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$—

As of the end of the reporting period, TIAA owned shares of the Fund as follows:

Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,246,250
Class I Shares	1,250

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and its Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of each Fund and its Subsidiary, and all inter-fund transactions and balances have been eliminated.

36

The following table summarizes the structure, incorporation and relationship information of each Subsidiary, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

Date of Incorporation	October 1, 2018

Fund Net Assets
Fund net assets	$28,245,752
Subsidiary % of Fund net assets	9.51%

Consolidated Financial Statement Information
Total assets	$2,810,951
Total liabilities	123,986
Net assets	2,686,265
Total investment income	7,938
Net investment income (loss)	(24,162)
Net realized gain (loss) from investments and foreign currency	(420)
Net realized gain (loss) from futures contracts	(558,986)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,156
Change in net unrealized appreciation (depreciation) of futures contracts	(165,482)
Increase (decrease) in net assets	(745,894)

37

Additional Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Gresham Investment Management LLC 257 Park Avenue South 7th Floor New York, NY 10010	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofAML 3 Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Alternative Managed Futures Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Managed Futures Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

39

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees of Nuveen Investment Trust V (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to approve the Fund’s advisory arrangements. At a meeting held on August 7-9, 2018 (the “Meeting”), the Board Members were asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Gresham Investment Management LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.” Further, the Board is aware that the Fund may gain exposure to certain investments by investing in the Fund’s wholly-owned subsidiary organized under the laws of the Cayman Islands, which is also advised by the Adviser and sub-advised by the Sub-Adviser. The review of services to be provided to the Fund and fees to be paid to the respective Fund Adviser encompasses this arrangement.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

40

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provide to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services include, but are not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support. In addition to the services provided by the Adviser, the Board has also noted the business related risks the Adviser incurs in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.

In addition, the Independent Board Members considered the Fund’s proposed fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the types of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts; hedge funds; and foreign investment companies offered by Nuveen. The Board has further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board has previously reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and foreign investment companies offered by Nuveen. With respect to hedge funds, the Board has noted the performance fee the Sub-Adviser assesses for advising a hedge fund or account. In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board has considered the differences in the passive management of Nuveen’s ETFs compared to the active management of other Nuveen funds which have also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board has noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee would be essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members have reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members have also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board has recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board has noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

Additionally, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for the calendar years 2017 and 2016. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board has noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, have recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board has noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In addition, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has recognized that economies of scale are difficult to measure, the Independent Board Members have noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

With respect to breakpoint schedules, because the Board has previously recognized that economies of scale may occur not only when the assets of a particular fund grow, but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account the fund-level breakpoints and the complex-wide fee arrangement. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.

In addition, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

42

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any Rule 12b-1 plan).

In addition to the above, the Independent Board Members have considered whether the Sub-Adviser uses commissions paid by the Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). In this regard, the Board has noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

43

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159

44

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159

45

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

46

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC. Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

48

Notes

49

Notes

50

Notes

51

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-GMF-0919P 1000779-INV-Y-11/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP & PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP & PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	39,515	0	0	0
Nuveen Preferred Securities and Income Fund	29,320	0	0	0
Nuveen NWQ Flexible Income Fund	29,320	0	0	0
Nuveen Gresham Managed Futures Strategy Fund[5]	38,950	0	0	0

Total	$137,105	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Gresham Managed Futures Strategy Fund commenced operations on 10/1/2018

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%
Nuveen Gresham Managed Futures Strategy Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	39,494	0	0	0
Nuveen Preferred Securities and Income Fund	29,320	5,000	0	0
Nuveen NWQ Flexible Income Fund	29,320	0	0	0

Total	$98,134	$5,000	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2019	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0	0	0	0
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0
Nuveen Gresham Managed Futures Strategy Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2018	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0	0	0	0
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 5, 2019